Exhibit 33.6

Corporate Trust Services MAC R1204-010 9062 Old Annapolis Road Columbia, MD 21045 Tel: 410 884 2000 Fax: 410 715 2380

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission.  Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Period:  As of and for the twelve months ended December 31, 2020 (the “Period”).

Platform:  The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and/or backed by RMBS, for which the Company provides master servicing services and for which either (a) some or all of the issued securities for such RMBS transactions were publicly offered pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities for such RMBS transactions were privately offered pursuant to an exemption from registration and the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, other than certain RMBS transactions for which the offered securities were issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “RMBS Master Servicing Platform”).  Appendix A identifies the individual transactions defined by Management as constituting the RMBS Master Servicing Platform for the Period.

Applicable Servicing Criteria:  All servicing criteria set forth in Item 1122(d) applicable to the Company’s obligations in the related transaction agreements with respect to the RMBS Master Servicing Platform for the Period, except for the following servicing criteria:  1122(d)(3)(i)(C), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xv), which Management has determined are not applicable to the Company’s obligations in the related transaction agreements with respect to the RMBS Master Servicing Platform for the Period; provided however that, with respect to the RMBS Master Servicing Platform (a) servicing criterion 1122(d)(1)(iii) is applicable only with respect to the Company’s continuing obligation to act as, or appoint, a successor servicer or, if applicable, a back-up servicer under the circumstances set forth in the transaction agreements; (b) servicing criterion 1122(d)(1)(v) is applicable only to the Company’s obligations related to the aggregation of information received and the conveyance of such information, in each case, as required by the transaction agreements; (c) servicing criteria 1122(d)(3)(i)(A),(B) and (D) are applicable only as they relate to the Company’s responsibility to aggregate and provide loan-level data to the appropriate transaction party in accordance with the transaction agreements; (d) servicing criterion 1122(d)(3)(ii) is applicable only as it relates to the Company’s obligation to make remittances to various transaction parties in accordance with the timeframes set forth in the transaction agreements; and (e) servicing criterion 1122(d)(4)(iii) is applicable only to the Company’s obligations related to the process of making or effecting an addition, removal or substitution to the asset pool in accordance with the transaction agreements (the “Applicable Servicing Criteria”).

© 2021 Wells Fargo Bank, N.A. All rights reserved.

With respect to the RMBS Master Servicing Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1.Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2.Management has assessed the Company’s compliance with the Applicable Servicing Criteria.  In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3.Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria, except as described in Schedule A hereto.

4.Schedule B hereto includes Management's discussion of the material instance of noncompliance noted in Schedule A, including remediation efforts currently being taken by the Company.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Kristen Ann Cronin

Kristen Ann Cronin
Title:	Senior Vice President
Dated:	March 1, 2021

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
AAMES 2004-1	Aames Mortgage Investment Trust 2004-1
AAMES 2005-1	Aames Mortgage Investment Trust 2005-1
AAMES 2005-2	Aames Mortgage Investment Trust 2005-2
AAMES 2005-4	Aames Mortgage Investment Trust 2005-4
AAMES 2006-1	Aames Mortgage Investment Trust 2006-1
ABFC 2004-HE1	ABFC 2004-HE1 Trust ABFC Asset-Backed Certificates, Series 2004-HE1
ABFC 2005-HE1	ABFC 2005-HE1 Trust ABFC Asset-Backed Certificates, Series 2005-HE1
ABFC 2006-HE1	ABFC 2006-HE1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1
ABFC 2007-WMC1	ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1
ABSC 2004-HE6	Asset-Backed Securities Corporation Home Equity Loan Trust 2004-HE6 Asset-Backed Pass-Through Certificates, Series 2004-HE6
ABSC 2004-HE8	Asset-Backed Securities Corporation Home Equity Loan Trust 2004-HE8 Asset-Backed Pass-Through Certificates, Series 2004-HE8
ABSC 2005-HE8	Asset-Backed Securities Corporation Home Equity Loan Trust Series NC 2005-HE8 Asset-Backed Pass-Through Certificates, Series NC 2005-HE8
ABSC MO 2006-HE6	Asset-Backed Securities Corporation Home Equity Loan Trust Series MO 2006-HE6 Asset-Backed Pass-Through Certificates, Series MO 2006-HE6
ABSC NC 2005-HE4	Asset-Backed Securities Corporation Home Equity Loan Trust Series NC 2005-HE4 Asset-Backed Pass-Through Certificates, Series NC 2005-HE4
ACE 2001-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2001-HE1 Asset-Backed Pass-Through Certificates
ACE 2002-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE1 Asset-Backed Pass-Through Certificates
ACE 2002-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE2 Asset-Backed Pass-Through Certificates
ACE 2002-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3 Asset-Backed Pass-Through Certificates
ACE 2003-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-FM1 Asset-Backed Pass-Through Certificates
ACE 2003-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HE1 Asset-Backed Pass-Through Certificates
ACE 2003-HS1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-HS1 Asset-Backed Pass-Through Certificates
ACE 2003-NC1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1 Asset-Backed Pass-Through Certificates
ACE 2003-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1 Asset-Backed Pass-Through Certificates
ACE 2003-TC1	ACE Securities Corp. Home Equity Loan Trust, Series 2003-TC1 Asset-Backed Pass-Through Certificates
ACE 2004-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1 Asset-Backed Pass-Through Certificates
ACE 2004-FM2	ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM2 Asset-Backed Pass-Through Certificates
ACE 2004-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE1 Asset-Backed Pass-Through Certificates
ACE 2004-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE2 Asset-Backed Pass-Through Certificates
ACE 2004-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE3 Asset-Backed Pass-Through Certificates
ACE 2004-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 Asset-Backed Pass-Through Certificates
ACE 2004-HS1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-HS1 Asset-Backed Pass-Through Certificates
ACE 2004-IN1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1 Asset-Backed Pass-Through Certificates
ACE 2004-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1 Asset-Backed Pass-Through Certificates
ACE 2004-RM1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM1 Asset-Backed Pass-Through Certificates
ACE 2004-RM2	ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2 Asset-Backed Pass-Through Certificates
ACE 2004-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1 Asset-Backed Pass-Through Certificates
ACE 2005-AG1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-AG1 Asset-Backed Pass-Through Certificates
ACE 2005-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE1 Asset-Backed Pass-Through Certificates
ACE 2005-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE2 Asset-Backed Pass-Through Certificates
ACE 2005-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE3 Asset-Backed Pass-Through Certificates
ACE 2005-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4 Asset-Backed Pass-Through Certificates
ACE 2005-HE5	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE5 Asset-Backed Pass-Through Certificates
ACE 2005-HE7	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE7 Asset-Backed Pass-Through Certificates
ACE 2005-RM1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1 Asset-Backed Pass-Through Certificates
ACE 2005-RM2	ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM2 Asset-Backed Pass-Through Certificates
ACE 2005-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD1 Asset-Backed Pass-Through Certificates
ACE 2005-SD2	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD2 Asset-Backed Pass-Through Certificates
ACE 2005-SD3	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD3 Asset-Backed Pass-Through Certificates
ACE 2005-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SL1 Asset-Backed Pass-Through Certificates
ACE 2005-SN1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-SN1 Asset-Backed Pass-Through Certificates
ACE 2005-WF1	ACE Securities Corp. Home Equity Loan Trust, Series 2005-WF1 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP5	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP6	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6 Asset-Backed Pass-Through Certificates
ACE 2006-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1 Asset-Backed Pass-Through Certificates
ACE 2006-CW1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1 Asset-Backed Pass-Through Certificates
ACE 2006-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1 Asset-Backed Pass-Through Certificates
ACE 2006-FM2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM2 Asset-Backed Pass-Through Certificates
ACE 2006-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset-Backed Pass-Through Certificates
ACE 2006-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3 Asset-Backed Pass-Through Certificates
ACE 2006-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4 Asset-Backed Pass-Through Certificates
ACE 2006-NC1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1 Asset-Backed Pass-Through Certificates
ACE 2006-NC2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC2 Asset-Backed Pass-Through Certificates
ACE 2006-NC3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC3 Asset-Backed Pass-Through Certificates
ACE 2006-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1 Asset-Backed Pass-Through Certificates
ACE 2006-OP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2 Asset-Backed Pass-Through Certificates
ACE 2006-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1 Asset-Backed Pass-Through Certificates
ACE 2006-SD2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2 Asset-Backed Pass-Through Certificates
ACE 2006-SD3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3 Asset-Backed Pass-Through Certificates
ACE 2006-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1 Asset-Backed Pass-Through Certificates
ACE 2006-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2 Asset-Backed Pass-Through Certificates
ACE 2006-SL3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3 Asset-Backed Pass-Through Certificates
ACE 2006-SL4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4 Asset-Backed Pass-Through Certificates
ACE 2007-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1 Asset-Backed Pass-Through Certificates
ACE 2007 ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates
ACE 2007-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1 Asset-Backed Pass-Through Certificates
ACE 2007-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates
ACE 2007-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2 Asset-Backed Pass-Through Certificates
ACE 2007-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3 Asset-Backed Pass-Through Certificates

Appendix A-1

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
ACE 2007-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset-Backed Pass-Through Certificates
ACE 2007-HE5	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5 Asset-Backed Pass-Through Certificates
ACE 2007-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1 Asset-Backed Pass-Through Certificates
ACE 2007-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2 Asset-Backed Pass-Through Certificates
ACE 2007-WM1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset-Backed Pass-Through Certificates
ACE 2007-WM2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2 Asset-Backed Pass-Through Certificates
ACE TERWIN 2003-6HE	Terwin Mortgage Trust, Series TMTS 2003-6HE Asset-Backed Pass-Through Certificates
AEGIS 2004-2	Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-2
AEGIS 2004-5	Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-5
AEGIS 2004-6	Aegis Asset-Backed Securities Trust 2004-6 Mortgage-Backed Notes
AEGIS 2005-1	Aegis Asset-Backed Securities Trust 2005-1 Mortgage-Backed Notes
AEGIS 2005-2	Aegis Asset-Backed Securities Trust 2005-2 Mortgage-Backed Notes
AEGIS 2005-3	Aegis Asset-Backed Securities Trust 2005-3 Mortgage-Backed Notes
AEGIS 2005-4	Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-4
AEGIS 2005-5	Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5
AEGIS 2006-1	Aegis Asset-Backed Securities Trust 2006-1 Mortgage-Backed Notes
AGATEBAY13-1	Agate Bay Mortgage Trust 2013-1
AGATEBAY2014-1	Agate Bay Mortgage Trust 2014-1
AGATEBAY2014-2	Agate Bay Mortgage Trust 2014-2
AGATEBAY2014-3	Agate Bay Mortgage Trust 2014-3
AGATEBAY2015-1	Agate Bay Mortgage Trust 2015-1
AGATEBAY2015-2	Agate Bay Mortgage Trust 2015-2
AGATEBAY2015-3	Agate Bay Mortgage Trust 2015-3
AGATEBAY2015-4	Agate Bay Mortgage Trust 2015-4
AGATEBAY2015-5	Agate Bay Mortgage Trust 2015-5
AGATEBAY2015-6	Agate Bay Mortgage Trust 2015-6
AGATEBAY2015-7	Agate Bay Mortgage Trust 2015-7
AGATEBAY2016-1	Agate Bay Mortgage Trust 2016-1
AGATEBAY2016-2	Agate Bay Mortgage Trust 2016-2
AGATEBAY2016-3	Agate Bay Mortgage Trust 2016-3
AHMA 2005-1	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2005-1
AHMA 2005-2	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2005-2
AHMA 2006-1	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-1
AHMA 2006-2	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-2
AHMA 2006-3	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-3
AHMA 2006-4	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-4
AHMA 2006-5	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-5
AHMA 2006-6	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2006-6
AHMA 2007-1	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2007-1
AHMA 2007-2	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2007-2
AHMA 2007-3	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2007-3
AHMA 2007-4	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2007-4
AHMA 2007-5	American Home Mortgage Assets LLC, Mortgage-Backed Pass-Through Certificates Series 2007-5
AHMIT 2005-1	American Home Mortgage Investment Trust 2005-1 Mortgage-Backed Notes
AHMIT 2005-2	American Home Mortgage Investment Trust 2005-2 Mortgage-Backed Notes
AHMIT 2005-3	American Home Mortgage Investment Trust 2005-3 Mortgage-Backed Notes
AHMIT 2005-4	American Home Mortgage Investment Trust 2005-4 Mortgage-Backed Notes
AHMIT 2006-1	American Home Mortgage Investment Trust 2006-1 Mortgage-Backed Notes
AHMIT 2006-2	American Home Mortgage Investment Trust 2006-2 Mortgage-Backed Notes
AHMIT 2006-3	American Home Mortgage Investment Trust 2006-3 Mortgage-Backed Notes
AHMIT 2007-1	American Home Mortgage Investment Trust 2007-1 Mortgage-Backed Notes and Grantor Trust Certificates
AHMIT 2007-2	American Home Mortgage Investment Trust 2007-2 Mortgage-Backed Notes
ALLIANCE 2007-OA1	Alliance Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2007-OA1
AMRESCO 1998-2	Amresco Residential Securities Corporation Mortgage Loan Trust 1998-2
AMRESCO 1998-3	Amresco Residential Securities Corporation Mortgage Loan Trust 1998-3
AOMT2017-1	Angel Oak Mortgage Trust I, LLC 2017-1 Mortgage-Backed Certificates, Series 2017-1
AOMT2017-2	Angel Oak Mortgage Trust I, LLC 2017-2 Mortgage-Backed Certificates, Series 2017-2
AOMT2017-3	Angel Oak Mortgage Trust I, LLC 2017-3 Mortgage-Backed Certificates, Series 2017-3
AOMT2018-1	Angel Oak Mortgage Trust I, LLC 2018-1 Mortgage-Backed Certificates, Series 2018-1
AOMT2018-2	Angel Oak Mortgage Trust I, LLC 2018-2 Mortgage-Backed Certificates, Series 2018-2
AOMT2018-3	Angel Oak Mortgage Trust I, LLC 2018-3 Mortgage-Backed Certificates, Series 2018-3
AOMT2019-1	Angel Oak Mortgage Trust I, LLC 2019-1 Mortgage-Backed Certificates, Series 2019-1
AOMT2019-2	Angel Oak Mortgage Trust I Trust 2019-2 Mortgage Pass- Through Certificates
AOMT2019-3	Angel Oak Mortgage Trust, Mortgage-Backed Certificates, Series 2019-3
AOMT2019-4	Angel Oak Mortgage Trust 2019-4 Mortgage-Backed Certificates, Series 2019-4
AOMT2019-5	Angel Oak Mortgage Trust, Mortgage-Backed Certificates, Series 2019-5
AOMT2019-6	Angel Oak Mortgage Trust 2019-6, Mortgage-Backed Certificates, Series 2019-6
AOMT2020-1	Angel Oak Mortgage Trust 2020-1, Mortgage-Backed Certificates, Series 2020-1
AOMT2020-2	Angel Oak Mortgage Trust 2020-2, Mortgage-Backed Certificates, Series 2020-2
AOMT2020-3	Angel Oak Mortgage Trust 2020-3 Mortgage-Backed Certificates, Series 2020-3
AOMT2020-4	Angel Oak Mortgage Trust 2020-4 Mortgage-Backed Certificates, Series 2020-4
AOMT2020-5	Angel Oak Mortgage Trust 2020-5 Mortgage-Backed Certificates, Series 2020-5
AOMT2020-6	Angel Oak Mortgage Trust 2020-6 Mortgage-Backed Certificates, Series 2020-6
AOMT2020-R1	Angel Oak Mortgage Trust 2020-R1 Mortgage-Backed Certificates, Series 2020-R1
ARC 2001-BC5	Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC5
ARC 2001-BC6	Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2001-BC6
ARE 1998-1	American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1
ARMT 2004-1	Adjustable Rate Mortgage Trust 2004-1 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-1
ARMT 2004-2	Adjustable Rate Mortgage Trust 2004-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-2
ARMT 2004-3	Adjustable Rate Mortgage Trust 2004-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-3
ARMT 2004-4	Adjustable Rate Mortgage Trust 2004-4 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-4
ARMT 2004-5	Adjustable Rate Mortgage Trust 2004-5 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2004-5
ARMT 2005-1	Adjustable Rate Mortgage Trust 2005-1 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-1
ARMT 2005-10	Adjustable Rate Mortgage Trust 2005-10 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-10

Appendix A-2

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
ARMT 2005-11	Adjustable Rate Mortgage Trust 2005-11 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
ARMT 2005-12	Adjustable Rate Mortgage Trust 2005-12 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12
ARMT 2005-2	Adjustable Rate Mortgage Trust 2005-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2
ARMT 2005-3	Adjustable Rate Mortgage Trust 2005-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-3
ARMT 2005-4	Adjustable Rate Mortgage Trust 2005-4 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-4
ARMT 2005-5	Adjustable Rate Mortgage Trust 2005-5 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-5
ARMT 2005-6A	Adjustable Rate Mortgage Trust 2005-6A Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-6A
ARMT 2005-7	Adjustable Rate Mortgage Trust 2005-7 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-7
ARMT 2005-8	Adjustable Rate Mortgage Trust 2005-8 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-8
ARMT 2005-9	Adjustable Rate Mortgage Trust 2005-9 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-9
ARMT 2006-1	Adjustable Rate Mortgage Trust 2006-1 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-1
ARMT 2006-2	Adjustable Rate Mortgage Trust 2006-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2
ARMT 2006-3	Adjustable Rate Mortgage Trust 2006-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3
ARMT 2007-1	Adjustable Rate Mortgage Trust 2007-1 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-1
ARMT 2007-2	Adjustable Rate Mortgage Trust 2007-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-2
ARMT 2007-3	Adjustable Rate Mortgage Trust 2007-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2007-3
BAFC 2003-2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2003-2
BAFC 2004-2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-2
BAFC 2004-4	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-4
BAFC 2004-5	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-5
BAFC 2004-B	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-B
BAFC 2004-C	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-C
BAFC 2004-D	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2004-D
BAFC 2005-1	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-1
BAFC 2005-2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-2
BAFC 2005-3	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-3
BAFC 2005-4	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-4
BAFC 2005-5	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-5
BAFC 2005-6	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-6
BAFC 2005-7	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-7
BAFC 2005-8	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-8
BAFC 2005-A	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-A
BAFC 2005-D	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-D
BAFC 2005-E	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-E
BAFC 2005-F	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-F
BAFC 2005-H	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-H
BAFC 2006-1	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-1
BAFC 2006-2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-2
BAFC 2006-3	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-3
BAFC 2006-4	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-4
BAFC 2006-7	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-7
BAFC 2006-8T2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-8T2
BAFC 2006-A	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-A
BAFC 2006-D	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-D
BAFC 2006-H	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-H
BAFC 2006-I	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-I
BAFC 2006-J	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-J
BAFC 2007-1	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-1
BAFC 2007-2	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-2
BAFC 2007-3	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-3
BAFC 2007-4	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-4
BAFC 2007-7	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-7
BAFC 2007-8	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-8
BAFC 2007-A	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-A
BAFC 2007-B	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-B
BAFC 2007-C	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-C
BAFC 2007-D	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-D
BAFC SALT 2005-1F	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2005-1F
BANCCAP 2006-1	BASIC Asset-Backed Securities Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1
BANKUNITED 2005-1	BankUnited Trust 2005-1 Mortgage Pass-Through Certificates Series 2005-1
BAYVIEW 04-A	Bayview Financial Mortgage Pass-Through Certificates, Series 2004-A
BAYVIEW 04-C	Bayview Financial Mortgage Pass-Through Certificates, Series 2004-C
BAYVIEW 04-D	Bayview Financial Mortgage Pass-Through Certificates, Series 2004-D
BAYVIEW 05-B	Bayview Financial Mortgage Pass-Through Certificates, Series 2005-B
BAYVIEW 05-C	Bayview Financial Mortgage Pass-Through Certificates, Series 2005-C
BAYVIEW 05-D	Bayview Financial Mortgage Pass-Through Certificates, Series 2005-D
BAYVIEW 06-A	Bayview Financial Mortgage Pass-Through Trust 2006-A Mortgage Pass-Through Certificates, Series 2006-A
BAYVIEW 06-B	Bayview Financial Mortgage Pass-Through Trust 2006-B Mortgage Pass-Through Certificates, Series 2006-B
BAYVIEW 06-C	Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C
BAYVIEW 06-D	Bayview Financial Mortgage Pass-Through Trust 2006-D Mortgage Pass-Through Certificates, Series 2006-D
BAYVIEW 07-A	Bayview Financial Mortgage Pass-Through Trust 2007-A Mortgage Pass-Through Certificates, Series 2007-A
BAYVIEW 07-B	Bayview Financial Mortgage Pass-Through Trust 2007-B Mortgage Pass-Through Certificates, Series 2007-B
BCAP 2006-AA2	BCAP Trust LLC 2006-AA2 Mortgage Pass-Through Certificates Series 2006-AA2
BCAP 2007-AA5	BCAP Trust LLC 2007-AA5 Mortgage Pass-Through Certificates Series 2007-AA5
BCAP 2008-IND1	BCAP Trust LLC 2008-IND1 Mortgage Pass-Through Certificates Series 2008-IND1
BCAP 2008-IND2	BCAP Trust LLC 2008-IND2 Mortgage Pass-Through Certificates Series 2008-IND2
BSAAT 2007-01	Bear Stearns ALT-A Trust II Mortgage Pass-Through Certificates Series 2007-1
BSABS 2002-1	Bear Stearns Asset-Backed Securities Trust 2002-1 Asset-Backed Certificates Series 2002-1
BSABS 2002-2	Bear Stearns Asset-Backed Securities Trust 2002-2 Asset-Backed Certificates Series 2002-2
BSABS 2002-AC1	Bear Stearns Asset-Backed Securities Trust 2002-AC1 Asset-Backed Certificates Series 2002-AC1
BSABS2003-1	Bear Stearns Asset-Backed Securities Trust 2003-1 Asset-Backed Certificates Series 2003-1
BSABS 2003-2	Bear Stearns Asset-Backed Securities Trust 2003-2 Asset-Backed Certificates Series 2003-2
BSABS 2003-3	Bear Stearns Asset-Backed Securities Trust 2003-3 Asset-Backed Certificates Series 2003-3
BSABS 2003-AC3	Bear Stearns Asset-Backed Securities Trust 2003-AC3 Asset-Backed Certificates Series 2003-AC3

Appendix A-3

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
BSABS 2003-AC4	Bear Stearns Asset-Backed Securities Trust 2003-AC4 Asset-Backed Certificates Series 2003-AC4
BSABS 2003-AC5	Bear Stearns Asset-Backed Securities Trust 2003-AC5 Asset-Backed Certificates Series 2003-AC5
BSABS 2003-AC6	Bear Stearns Asset-Backed Securities Trust 2003-AC6 Asset-Backed Certificates Series 2003-AC6
BSABS 2003-AC7	Bear Stearns Asset-Backed Securities Trust 2003-AC7 Asset-Backed Certificates Series 2003-AC7
BSABS 2003-SD1	Bear Stearns Asset-Backed Securities Trust 2003-SD1 Asset-Backed Certificates Series 2003-SD1
BSABS 2003-SD2	Bear Stearns Asset-Backed Securities Trust 2003-SD2 Asset-Backed Certificates Series 2003-SD2
BSABS 2003-SD3	Bear Stearns Asset-Backed Securities Trust 2003-SD3 Asset-Backed Certificates Series 2003-SD3
BSABS 2004-AC1	Bear Stearns Asset-Backed Securities Trust 2004-AC1 Asset-Backed Certificates Series 2004-AC1
BSABS 2004-AC2	Bear Stearns Asset-Backed Securities I Trust 2004-AC2 Asset-Backed Certificates Series 2004-AC2
BSABS 2004-AC3	Bear Stearns Asset-Backed Securities I Trust 2004-AC3 Asset-Backed Certificates Series 2004-AC3
BSABS 2004-AC4	Bear Stearns Asset-Backed Securities I Trust 2004-AC4 Asset-Backed Certificates Series 2004-AC4
BSABS 2004-AC5	Bear Stearns Asset-Backed Securities I Trust 2004-AC5 Asset-Backed Certificates Series 2004-AC5
BSABS 2004-AC6	Bear Stearns Asset-Backed Securities I Trust 2004-AC6 Asset-Backed Certificates Series 2004-AC6
BSABS 2004-AC7	Bear Stearns Asset-Backed Securities I Trust 2004-AC7 Asset-Backed Certificates Series 2004-AC7
BSABS 2004-SD1	Bear Stearns Asset-Backed Securities Trust 2004-SD1 Asset-Backed Certificates Series 2004-SD1
BSABS 2004-SD2	Bear Stearns Asset-Backed Securities Trust 2004-SD2 Asset-Backed Certificates Series 2004-SD2
BSABS 2004-SD3	Bear Stearns Asset-Backed Securities Trust 2004-SD3 Asset-Backed Certificates Series 2004-SD3
BSABS 2004-SD4	Bear Stearns Asset-Backed Securities Trust 2004-SD4 Asset-Backed Certificates Series 2004-SD4
BSABS 2005-AC1	Bear Stearns Asset-Backed Securities I Trust 2005-AC1 Asset-Backed Certificates Series 2005-AC1
BSABS 2005-AC2	Bear Stearns Asset-Backed Securities I Trust 2005-AC2 Asset-Backed Certificates Series 2005-AC2
BSABS 2005-AC3	Bear Stearns Asset-Backed Securities I Trust 2005-AC3 Asset-Backed Certificates Series 2005-AC3
BSABS 2005-AC4	Bear Stearns Asset-Backed Securities I Trust 2005-AC4 Asset-Backed Certificates Series 2005-AC4
BSABS 2005-AC5	Bear Stearns Asset-Backed Securities I Trust 2005-AC5 Asset-Backed Certificates Series 2005-AC5
BSABS 2005-AC6	Bear Stearns Asset-Backed Securities I Trust 2005-AC6 Asset-Backed Certificates Series 2005-AC6
BSABS 2005-AC7	Bear Stearns Asset-Backed Securities I Trust 2005-AC7 Asset-Backed Certificates Series 2005-AC7
BSABS 2005-AC8	Bear Stearns Asset-Backed Securities I Trust 2005-AC8 Asset-Backed Certificates Series 2005-AC8
BSABS 2005-AC9	Bear Stearns Asset-Backed Securities I Trust 2005-AC9 Asset-Backed Certificates Series 2005-AC9
BSABS 2005-SD1	Bear Stearns Asset-Backed Securities Trust 2005-SD1 Asset-Backed Certificates Series 2005-SD1
BSABS 2005-SD2	Bear Stearns Asset-Backed Securities Trust 2005-SD2 Asset-Backed Certificates Series 2005-SD2
BSABS 2005-SD3	Bear Stearns Asset-Backed Securities Trust 2005-SD3 Asset-Backed Certificates Series 2005-SD3
BSABS 2005-SD4	Bear Stearns Asset-Backed Securities Trust 2005-SD4 Mortgage Pass-Through Certificates Series 2005-SD4
BSABS 2006-2	Bear Stearns Asset-Backed Securities Trust 2006-2 Asset-Backed-Certificates Series 2006-2
BSABS 2006-3	Bear Stearns Asset-Backed Securities Trust 2006-3 Asset-Backed Certificates Series 2006-3
BSABS 2006-4	Bear Stearns Asset-Backed Securities Trust 2006-4 Asset-Backed Certificates Series 2006-4
BSABS 2006-AC1	Bear Stearns Asset-Backed Securities I Trust 2006-AC1 Asset-Backed Certificates Series 2006-AC1
BSABS 2006-AC2	Bear Stearns Asset-Backed Securities I Trust 2006-AC2 Asset-Backed Certificates Series 2006-AC2
BSABS 2006-AC3	Bear Stearns Asset-Backed Securities I Trust 2006-AC3 Asset-Backed Certificates Series 2006-AC3
BSABS 2006-AC4	Bear Stearns Asset-Backed Securities I Trust 2006-AC4 Asset-Backed Certificates Series 2006-AC4
BSABS 2006-AC5	Bear Stearns Asset-Backed Securities I Trust 2006-AC5 Asset-Backed Certificates Series 2006-AC5
BSABS 2006-IM1	Bear Stearns Asset-Backed Securities I Trust 2006-IM1 Asset-Backed Certificates Series 2006-IM1
BSABS 2006-SD1	Bear Stearns Asset-Backed Securities Trust 2006-SD1 Asset-Backed Certificates Series 2006-SD1
BSABS 2006-SD2	Bear Stearns Asset-Backed Securities Trust 2006-SD2 Asset-Backed Certificates Series 2006-SD2
BSABS 2006-SD3	Bear Stearns Asset-Backed Securities Trust 2006-SD3 Asset-Backed Certificates Series 2006-SD3
BSABS 2006-SD4	Bear Stearns Asset-Backed Securities Trust 2006-SD4 Asset-Backed Certificates Series 2006-SD4
BSABS 2006-ST1	Bear Stearns Asset-Backed Securities I Trust 2006-ST1 Asset-Backed Certificates Series 2006-ST1
BSABS 2007-1	Bear Stearns Asset-Backed Securities Trust 2007-1 Asset-Backed Certificates Series 2007-1
BSABS 2007-2	Bear Stearns Asset-Backed Securities Trust 2007-2 Asset-Backed Certificates Series 2007-2
BSABS 2007-SD2	Bear Stearns Asset-Backed Securities Trust 2007-SD2 Asset-Backed Certificates Series 2007-SD2
BSABS 2007-SD3	Bear Stearns Asset-Backed Securities Trust 2007-SD3 Asset-Backed Certificates Series 2007-SD3
BSALTA 2003-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2003-3
BSALTA 2003-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2003-5
BSALTA 2003-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2003-6
BSALTA 2004-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-1
BSALTA 2004-10	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-10
BSALTA 2004-11	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-11
BSALTA 2004-12	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-12
BSALTA 2004-13	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-13
BSALTA 2004-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-2
BSALTA 2004-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-3
BSALTA 2004-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-4
BSALTA 2004-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-5
BSALTA 2004-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-6
BSALTA 2004-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-7
BSALTA 2004-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-8
BSALTA 2004-9	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2004-9
BSALTA 2005-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-1
BSALTA 2005-10	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-10
BSALTA 2005-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-2
BSALTA 2005-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-3
BSALTA 2005-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-4
BSALTA 2005-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-5
BSALTA 2005-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-7
BSALTA 2005-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-8
BSALTA 2005-9	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2005-9
BSALTA 2006-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-1
BSALTA 2006-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-2
BSALTA 2006-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-3
BSALTA 2006-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4
BSALTA 2006-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-5
BSALTA 2006-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-6
BSALTA 2006-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-7
BSALTA 2006-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-8
BSALTA 2007-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-1
BSALTA 2007-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-2

Appendix A-4

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
BSALTA 2007-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-3
BSART 2001-04	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2001-4
BSART 2002-11	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2002-11
BSART 2003-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-1
BSART 2003-3	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-3
BSART 2003-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-4
BSART 2003-5	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-5
BSART 2003-6	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-6
BSART 2003-7	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-7
BSART 2003-8	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-8
BSART 2003-9	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2003-9
BSART 2004-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-1
BSART 2004-10	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-10
BSART 2004-12	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-12
BSART 2004-2	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-2
BSART 2004-3	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-3
BSART 2004-5	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-5
BSART 2004-6	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-6
BSART 2004-7	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2004-7
BSART 2004-8	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-8
BSART 2004-9	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2004-9
BSART 2005-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-1
BSART 2005-10	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-10
BSART 2005-11	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-11
BSART 2005-12	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-12
BSART 2005-3	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-3
BSART 2005-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-4
BSART 2005-6	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-6
BSART 2005-7	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-7
BSART 2005-9	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2005-9
BSART 2006-1	Bear Stearns ARM Trust, 2006-1, Mortgage-Backed Notes
BSART 2006-2	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-2
BSART 2006-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-4
BSART 2007-2	Bear Stearns ARM Trust, 2007-2, Mortgage-Backed Notes
BSMF 2006-AC1	Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1
CARRINGTON 2007-HE1	Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates
CIM2018-INV1	CIM Trust 2018-INV1 Mortgage Pass-Through Certificates
CIM2018-J1	CIM Trust 2018-J1
CIM2019-INV1	CIM Trust 2019-INV1 Mortgage Pass-Through Certificates
CIM2019-INV2	CIM Trust 2019-INV2 Mortgage Pass-Through Certificates
CIM2019-INV3	CIM Trust 2019-INV3 Mortgage Pass-Through Certificates 353,199,021
CIM2019-J1	CIM Trust 2019-J1 Mortgage Pass-Through Certificates
CIM2019-J2	CIM Trust 2019-J2 Mortgage Pass-Through Certificates
CIM2020-INV1	CIM Trust 2020-INV1, Mortgage Pass-Through Certificates
CIM2020-J1	CIM Trust 2020-J1 Mortgage Pass-Through Certificates
CIM2020-J2	CIM Trust 2020-J2 Mortgage Pass-Through Certificates Series 2020-J2
CMAC 2004-1	Charlie Mac Mortgage Trust, Mortgage Pass-Through Certificates Series 2004-1
CMAC 2004-2	Charlie Mac Trust 2004-2 Mortgage Loan Pass-Through Certificates, Series 2004-2
CMLTI 2003-1	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates Series 2003-1
CMLTI 2004-1	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates Series 2004-1
CMLTI 2004-HYB2	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates Series 2004-HYB2
CMLTI 2004-HYB3	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates Series 2004-HYB3
CMLTI 2005-11	Citigroup Mortgage Loan Trust 2005-11 Mortgage-Backed Notes
CMLTI 2006-FX1	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates Series 2006-FX1
CMLTI 2007-AMC2	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates Series 2007-AMC2
CMLTI 2007-AMC4	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates Series 2007-AMC4
CMLTI 2007-OPX1	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates Series 2007-OPX1
CMLTI 2007-SHL1	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates Series2007-SHL1
COLT2015-1	COLT Funding Issuer, LLC COLT Funding Asset-Backed Variable Funding Notes 2015-1
CON1999-3	Conti Securities Asset Funding Home Equity Loan Pass-Through Certificates Series 1999-3
CSAB 2006-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1
CSAB 2006-2	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2
CSAB 2006-3	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3
CSAB 2006-4	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4
CSAB 2007-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
CSFB 2003-19	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-19
CSFB 2003-21	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-21
CSFB 2003-23	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-23
CSFB 2003-25	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-25
CSFB 2003-27	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27
CSFB 2003-29	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-29
CSFB 2003-AR30	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR30
CSFB 2004-1	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-1
CSFB 2004-3	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-3
CSFB 2004-4	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-4
CSFB 2004-5	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-5
CSFB 2004-6	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-6
CSFB 2004-7	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-7
CSFB 2004-8	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-8
CSFB 2004-AR1	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR1
CSFB 2004-AR2	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR2
CSFB 2004-AR3	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR3
CSFB 2004-AR4	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR4
CSFB 2004-AR5	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR5

Appendix A-5

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
CSFB 2004-AR6	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR6
CSFB 2004-AR7	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR7
CSFB 2004-AR8	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR8
CSFB 2005-1	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-1
CSFB 2005-10	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10
CSFB 2005-11	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-11
CSFB 2005-12	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-12
CSFB 2005-2	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-2
CSFB 2005-3	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-3
CSFB 2005-4	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-4
CSFB 2005-5	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-5
CSFB 2005-6	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-6
CSFB 2005-7	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-7
CSFB 2005-8	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
CSFB 2005-9	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-9
CSMC 12-CIM3	CSMC Trust 2012-CIM3
CSMC13-6	CSMC Trust 2013-6
CSMC13-7	CSMC Trust 2013-7
CSMC 13-HYB1	CSMC Trust 2013-HYB1
CSMC 13-IVR1	CSMC Trust 2013-IVR1
CSMC 13-IVR2	CSMC Trust 2013-IVR2
CSMC 13-IVR3	CSMC Trust 2013-IVR3
CSMC 13-IVR4	CSMC Trust 2013-IVR4
CSMC13-IVR5	CSMC Trust 2013-IVR5
CSMC 13-TH1	CSMC Trust 2013-TH1
CSMC 2006-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1
CSMC 2006-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-2
CSMC 2006-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-3
CSMC 2006-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4
CSMC 2006-5	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-5
CSMC 2006-6	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-6
CSMC 2006-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-7
CSMC 2006-8	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8
CSMC 2006-9	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9
CSMC 2007-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1
CSMC 2007-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
CSMC 2007-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
CSMC 2007-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4
CSMC 2007-5	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5
CSMC 2007-6	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
CSMC 2007-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7
CSMC2014-IVR1	CSMC Trust 2014-IVR1
CSMC2014-IVR2	CSMC Trust 2014-IVR2
CSMC2014-IVR3	CSMC Trust 2014-IVR3
CSMC2014-OAK1	CSMC Trust 2014-OAK1
CSMC2014-SAF1	CSMC Trust 2014-SAF1
CSMC2014-WIN1	CSMC Trust 2014-WIN1
CSMC2014-WIN2	CSMC Trust 2014-WIN2
CSMC2015-1	CSMC Trust 2015-1
CSMC2015-2	CSMC Trust 2015-2
CSMC2015-3	CSMC Trust 2015-3
CSMC2015-WIN1	CSMC Trust 2015-WIN1
CSMC2017-HL1	CSMC 2017-HL1 Trust Mortgage Pass-Through Certificates, Series 2017-HL1
CSMC2017-HL2	CSMC 2017-HL2 Trust Mortgage Pass-Through Certificates, Series 2017-HL2
CSMLT2015-1	CSMLT 2015-1 Trust
CSMLT2015-2	CSMLT 2015-2 Trust
CSMLT2015-3	CSMLT 2015-3 Trust
DBALT 2003-1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-1
DBALT 2003-2XS	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-2XS
DBALT 2003-3	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-3
DBALT 2003-4XS	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-4XS
DBALT 2005-1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-1
DBALT 2005-2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-2
DBALT 2005-3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-3
DBALT 2005-4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-4
DBALT 2005-5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-5
DBALT 2005-6	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-6
DBALT 2005-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-AR1
DBALT 2005-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2005-AR2
DBALT 2006-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB1
DBALT 2006-AB2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB2
DBALT 2006-AB3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB3
DBALT 2006-AB4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB4
DBALT 2006-AF1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AF1
DBALT 2006-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR1
DBALT 2006-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR2
DBALT 2006-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR3
DBALT 2006-AR4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR4
DBALT 2006-AR5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR5
DBALT 2006-AR6	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR6
DBALT 2006-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-OA1
DBALT 2007-1	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-1
DBALT 2007-2	Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2 Mortgage Pass-Through Certificate
DBALT 2007-3	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-3

Appendix A-6

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
DBALT 2007-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AB1
DBALT 2007-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR1
DBALT 2007-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR2
DBALT 2007-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR3
DBALT 2007-BAR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-BAR1
DBALT 2007-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA1
DBALT 2007-OA2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA2
DBALT 2007-OA3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA3
DBALT 2007-OA4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA4
DBALT 2007-OA5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA5
DBALT 2007-RAMP1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-RAMP1
DLSA 2005-AR1	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR1
DMSI 2003-1	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2003-1 Mortgage Pass-Through Certificates Series 2003-1
DMSI 2004-1	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1 Mortgage Pass-Through Certificates Series 2004-1
DMSI 2004-2	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-2 Mortgage Pass-Through Certificates Series 2004-2
DMSI 2004-3	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-3 Mortgage Pass-Through Certificates Series 2004-3
DMSI 2004-4	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-4 Mortgage Pass-Through Certificates Series 2004-4
DMSI 2004-5	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-5 Mortgage Pass-Through Certificates Series 2004-5
DSLA 2004-AR1	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2004-AR1
DSLA 2004-AR2	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2004-AR2
DSLA 2004-AR3	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2004-AR3
DSLA 2004-AR4	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2004-AR4
DSLA 2005-AR2	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR2
DSLA 2005-AR3	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR3
DSLA 2005-AR4	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR4
DSLA 2005-AR5	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR5
DSLA 2005-AR6	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2005-AR6
DSLA 2006-AR1	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-AR1
DSLA 2006-AR2	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-AR2
DSLA 2007-AR1	DSLA Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-AR1
EBLMT 2013-1	EverBank Mortgage Loan Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1
EBMLT 2013-2	EverBank Mortgage Loan Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2
EBMLT2018-1	Everbank Mortgage Loan Trust 2018-1
EMP1997-2	Empire Funding Home Loan Owner Trust 1997-2 Home Loan Asset-Backed Notes Series 1997-2
EMP1997-3	Empire Funding Home Loan Owner Trust 1997-3 Home Loan Asset-Backed Notes Series 1997-3
EMP1997-4	Empire Funding Home Loan Owner Trust 1997-4 Home Loan Asset-Backed Notes Series 1997-4
EMP1997-5	Empire Funding Home Loan Owner Trust 1997-5 Home Loan Asset-Backed Notes Series 1997-5
EMP1998-1	Empire Funding Home Loan Owner Trust 1998-1 Home Loan Asset-Backed Notes Series 1998-1
EMP1998-2	Empire Funding Home Loan Owner Trust 1998-2 Home Loan Asset-Backed Notes Series 1998-2
EMP1998-3	Empire Funding Home Loan Owner Trust 1998-3 Home Loan Asset-Backed Notes Series 1998-3
EMP1999-1	Empire Funding Home Loan Owner Trust 1999-1 Home Loan Asset-Backed Notes Series 1999-1
FAIT 1993-A	Fund America Investors Corporation II Adjustable Rate Mortgage Senior/Subordinate Pass-Through Certificates Series 1993-A
FAM1996-2	First Alliance Mortgage Loan Trust 1996-2
FAM1997-1	First Alliance Mortgage Loan Trust 1997-1
FAM1997-3	First Alliance Mortgage Loan Trust 1997-3
FAM1998-1A	First Alliance Mortgage Loan Trust 1998-1A
FAM 1998-3	First Alliance Mortgage Loan Trust 1998-03
FAM 1998-4	First Alliance Mortgage Loan Trust 1998-04
FAM 1999-1	First Alliance Mortgage Loan Trust 1999-01
FAM 1999-2	First Alliance Mortgage Loan Trust 1999-02
FAM 1999-3	First Alliance Mortgage Loan Trust 1999-03
FBRSI 2005-2	Friedman, Billings, Ramsey & Co., Inc. Mortgage-Backed Callable Certificates Series 2005-2
FBRSI 2005-3	Friedman, Billings, Ramsey & Co., Inc. Mortgage-Backed Callable Certificates Series 2005-3
FBRSI 2005-4	Friedman, Billings, Ramsey & Co., Inc. Mortgage-Backed Callable Certificates Series 2005-4
FBRSI 2005-5	Friedman, Billings, Ramsey & Co., Inc. Mortgage-Backed Callable Certificates Series 2005-5
FDIC 2010-R1	FDIC 2010-R1 Trust FDIC 2010-R1 Certificates
FDIC 2011-R1	FDIC 2011-R1 Trust FDIC 2011-R1 Certificates
FF 2006-FF1	First Franklin Mortgage Loan Trust 2006-FF1 Mortgage Pass-Through Certificates Series 2006-FF1
FFML 2004-FFC	First Franklin Mortgage Loan Trust 2004-FFC Mortgage Pass-Through Certificates Series 2004-FFC
FFML 2006-FF11	First Franklin Mortgage Loan Trust 2006-FF11 Mortgage Pass-Through Certificates Series 2006-FF11
FFML 2006-FF5	First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates Series 2006-FF5
FFML 2006-FF7	First Franklin Mortgage Loan Trust 2006-FF7 Mortgage Pass-Through Certificates Series 2006-FF7
FFML 2006-FF9	First Franklin Mortgage Loan Trust 2006-FF9 Mortgage Pass-Through Certificates Series 2006-FF9
FIELDSTONE 2004-3	Fieldstone Mortgage Investment Trust, Series 2004-3, Mortgage-Backed Notes
FIELDSTONE 2004-4	Fieldstone Mortgage Investment Trust, Series 2004-4, Mortgage-Backed Notes
FIELDSTONE 2004-5	Fieldstone Mortgage Investment Trust, Series 2004-5, Mortgage-Backed Notes
FIELDSTONE 2005-1	Fieldstone Mortgage Investment Trust, Series 2005-1, Mortgage-Backed Notes
FIELDSTONE 2005-2	Fieldstone Mortgage Investment Trust, Series 2005-2, Mortgage-Backed Notes
FIELDSTONE 2005-3	Fieldstone Mortgage Investment Trust, Series 2005-3, Mortgage-Backed Notes
FIELDSTONE 2006-1	Fieldstone Mortgage Investment Trust, Series 2006-1, Mortgage-Backed Notes
FIELDSTONE 2006-2	Fieldstone Mortgage Investment Trust, Series 2006-2, Mortgage-Backed Notes
FIELDSTONE 2006-3	Fieldstone Mortgage Investment Trust, Series 2006-3, Mortgage-Backed Notes
FIVEOAKS2015-1	Oaks Mortgage Trust Series 2015-1
FIVEOAKS2015-2	Oaks Mortgage Trust Series 2015-2
FKMT20141	FirstKey Mortgage Trust 2014-1
FKMT20151	FirstKey Mortgage Trust 2015-1
FNLC 2005-3	First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
FNLC 2005-4	First NLC Trust 2005-4 Mortgage-Backed Certificates, Series 2005-4
FREMONT 2003-A	Fremont Home Loan Trust 2003-A, Asset-Backed Certificates, Series 2003-A
FREMONT 2004-3	Fremont Home Loan Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3
FREMONT 2004-A	Fremont Home Loan Trust 2004-A, Mortgage-Backed Certificates, Series 2004-A
FREMONT 2004-B	Fremont Home Loan Trust 2004-B, Asset-Backed Certificates, Series 2004-B
FREMONT 2004-C	Fremont Home Loan Trust 2004-C, Mortgage-Backed Certificates, Series 2004-C
FREMONT 2004-D	Fremont Home Loan Trust 2004-D, Mortgage-Backed Certificates, Series 2004-D

Appendix A-7

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
FREMONT 2005-A	Fremont Home Loan Trust 2005-A, Mortgage-Backed Certificates, Series 2005-A
FREMONT 2005-B	Fremont Home Loan Trust 2005-B, Mortgage-Backed Certificates, Series 2005-B
FREMONT 2005-C	Fremont Home Loan Trust 2005-C, Mortgage-Backed Certificates, Series 2005-C
FREMONT 2005-D	Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D
FREMONT 2005-E	Fremont Home Loan Trust 2005-E, Mortgage-Backed Certificates, Series 2005-E
FREMONT 2006-2	Fremont Home Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2
FREMONT 2006-A	Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A
FREMONT 2006-B P1	Fremont Home Loan Trust 2006-B1, Mortgage-Backed Certificates, Series 2006-B1
FREMONT 2006-B P2	Fremont Home Loan Trust 2006-B2, Mortgage-Backed Certificates, Series 2006-B2
FREMONT 2006-C	Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C
FREMONT 2006-D	Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D
FREMONT 2006-E	Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E
GFMT2017-1	Galton Funding Mortgage Trust 2017-1 Mortgage Pass-Through Certificates, Series 2017-1
GPMF 2006-OH1	GreenPoint Mortgage Funding Trust 2006-OH1, Mortgage Pass-Through Certificates, Series 2006-OH1
GRNPT MTA 2005-AR1	GreenPoint MTA Trust 2005-AR1, Mortgage Pass-Through Certificates, Series 2005-AR1
GS 2004-8	GSAA Home Equity Trust 2004-8, Asset-Backed Certificates, Series 2004-8
GSAA 2004-7	GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7
GSAA 2005-12	GSAA Home Equity Trust 2005-12, Asset-Backed Certificates, Series 2005-12
GSAA 2005-15	GSAA Home Equity Trust 2005-15, Asset-Backed Certificates, Series 2005-15
GSAA 2005-6	GSAA Home Equity Trust 2005-6, Asset-Backed Certificates, Series 2005-6
GSAA 2005-7	GSAA Home Equity Trust 2005-7, Asset-Backed Certificates, Series 2005-7
GSAA 2005-9	GSAA Home Equity Trust 2005-9, Asset-Backed Certificates, Series 2005-9
GSAA 2006-10	GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10
GSAA 2006-11	GSAA Home Equity Trust 2006-11, Asset-Backed Certificates, Series 2006-11
GSAA 2006-14	GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14
GSAA 2006-15	GSAA Home Equity Trust 2006-15, Asset-Backed Certificates, Series 2006-15
GSAA 2006-16	GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16
GSAA 2006-17	GSAA Home Equity Trust 2006-17, Asset-Backed Certificates, Series 2006-17
GSAA 2006-18	GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18
GSAA 2006-19	GSAA Home Equity Trust 2006-19, Asset-Backed Certificates, Series 2006-19
GSAA 2006-2	GSAA Home Equity Trust 2006-2, Asset-Backed Certificates, Series 2006-2
GSAA 2006-20	GSAA Home Equity Trust 2006-20, Asset-Backed Certificates, Series 2006-20
GSAA 2006-4	GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4
GSAA 2006-7	GSAA Home Equity Trust 2006-7, Asset-Backed Certificates, Series 2006-7
GSAA 2006-8	GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8
GSAA 2006-S1	GSAA Home Equity Trust 2006-S1, Mortgage Pass-Through Certificates, Series 2006-S1
GSAA 2007-01	GSAA Home Equity Trust 2007-1, Asset-Backed Certificates, Series 2007-1
GSAA 2007-10	GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10
GSAA 2007-2	GSAA Home Equity Trust 2007-2, Asset-Backed Certificates, Series 2007-2
GSAA 2007-3	GSAA Home Equity Trust 2007-3, Asset-Backed Certificates, Series 2007-3
GSAA 2007-4	GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4
GSAA 2007-5	GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5
GSAA 2007-6	GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6
GSAA 2007-7	GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7
GSAA 2007-8	GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8
GSAA 2007-9	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9
GSAA 2007-S1	GSAA Home Equity Trust 2007-S1, Mortgage Pass-Through Certificates, Series 2007-S1
GSAMP 2005-AHL2	GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2
GSAMP 2005-HE6	GSAMP Trust 2005-HE6, Mortgage Pass-Through Certificates, Series 2005-HE6
GSAMP 2006-FM2	GSAMP Trust 2006-FM2, Mortgage Pass-Through Certificates, Series 2006-FM2
GSAMP 2006-FM3	GSAMP Trust 2006-FM3, Mortgage Pass-Through Certificates, Series 2006-FM3
GSAMP 2006-HE3	GSAMP Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3
GSAMP 2006-HE4	GSAMP Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4
GSAMP 2006-HE5	GSAMP Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5
GSAMP 2006-HE7	GSAMP Trust 2006-HE7, Mortgage Pass-Through Certificates, Series 2006-HE7
GSAMP 2006-HE8	GSAMP Trust 2006-HE8, Mortgage Pass-Through Certificates, Series 2006-HE8
GSAMP 2006-NC2	GSAMP Trust 2006-NC2, Mortgage Pass-Through Certificates, Series 2006-NC2
GSAMP 2006-S4	GSAMP Trust 2006-S4, Mortgage Pass-Through Certificates, Series 2006-S4
GSAMP 2007-FM1	GSAMP Trust 2007-FM1, Mortgage Pass-Through Certificates, Series 2007-FM1
GSAMP 2007-FM2	GSAMP Trust 2007-FM2, Mortgage Pass-Through Certificates, Series 2007-FM2
GSAMP 2007-H1	GSAMP Trust 2007-H1, Mortgage Pass-Through Certificates, Series 2007-H1
GSAMP 2007-HE1	GSAMP Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
GSAMP 2007-HE2	GSAMP Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
GSAMP 2007-HSBC1	GSAMP Trust 2007-HSBC1, Mortgage Pass-Through Certificates, Series 2007-HSBC1
GSAMP 2007-NC1	GSAMP Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1
GSR 2004-14	GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14
GSR 2005-9F	GSR Mortgage Loan Trust 2005-9F, Mortgage Pass-Through Certificates, Series 2005-9F
GSR 2005-AR1	GSR Mortgage Loan Trust 2005-AR1, Mortgage Pass-Through Certificates, Series 2005-AR1
GSR 2005-AR2	GSR Mortgage Loan Trust 2005-AR2, Mortgage Pass-Through Certificates, Series 2005-AR2
GSR 2005-AR3	GSR Mortgage Loan Trust 2005-AR3, Mortgage Pass-Through Certificates, Series 2005-AR3
GSR 2005-AR4	GSR Mortgage Loan Trust 2005-AR4, Mortgage Pass-Through Certificates, Series 2005-AR4
GSR 2005-AR5	GSR Mortgage Loan Trust 2005-AR5, Mortgage Pass-Through Certificates, Series 2005-AR5
GSR 2005-AR6	GSR Mortgage Loan Trust 2005-AR6, Mortgage Pass-Through Certificates, Series 2005-AR6
GSR 2005-AR7	GSR Mortgage Loan Trust 2005-AR7, Mortgage Pass-Through Certificates, Series 2005-AR7
GSR 2006-10F	GSR Mortgage Loan Trust 2006-10F, Mortgage Pass-Through Certificates, Series 2006-10F
GSR 2006-1F	GSR Mortgage Loan Trust 2006-1F, Mortgage Pass-Through Certificates, Series 2006-1F
GSR 2006-2F	GSR Mortgage Loan Trust 2006-2F, Mortgage Pass-Through Certificates, Series 2006-2F
GSR 2006-3F	GSR Mortgage Loan Trust 2006-3F, Mortgage Pass-Through Certificates, Series 2006-3F
GSR 2006-5F	GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006-5F
GSR 2006-6F	GSR Mortgage Loan Trust 2006-6F, Mortgage Pass-Through Certificates, Series 2006-6F
GSR 2006-7F	GSR Mortgage Loan Trust 2006-7F, Mortgage Pass-Through Certificates, Series 2006-7F
GSR 2006-8F	GSR Mortgage Loan Trust 2006-8F, Mortgage Pass-Through Certificates, Series 2006-8F
GSR 2006-9F	GSR Mortgage Loan Trust 2006-9F, Mortgage Pass-Through Certificates, Series 2006-9F
GSR 2006-AR1	GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

Appendix A-8

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
GSR 2006-AR2	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
GSR 2006-OA1	GSR Mortgage Loan Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1
GSR 2007-1F	GSR Mortgage Loan Trust 2007-1F, Mortgage-Pass-Through Certificates, Series 2007-1F
GSR 2007-2F	GSR Mortgage Loan Trust 2007-2F, Mortgage Pass-Through Certificates, Series 2007-2F
GSR 2007-3F	GSR Mortgage Loan Trust 2007-3F, Mortgage Pass-Through Certificates, Series 2007-3F
GSR 2007-4F	GSR Mortgage Loan Trust 2007-4F, Mortgage Pass-Through Certificates, Series 2007-4F
GSR 2007-5F	GSR Mortgage Loan Trust 2007-5F Mortgage Pass-Through Certificates, Series 2007-5F
GSR 2007-AR1	GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1
GSR 2007-AR2	GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2
GSR 2007-OA1	GSR Mortgage Loan Trust 2007-OA1 Mortgage Pass-Through Certificates, Series 2007-OA1
GSR 2007-OA2	GSR Mortgage Loan Trust 2007-OA2 Mortgage Pass-Through Certificates, Series 2007-OA2
HALO 2007-2	HSI Asset Loan Obligation Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
HALO 2007-AR2	HSI Asset Loan Obligation Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2
HARBORVIEW 2003-1	HarborView Mortgage Loan Trust 2003-1 Mortgage Loan Pass-Through Certificates, Series 2003-1
HARBORVIEW 2003-2	HarborView Mortgage Loan Trust 2003-2 Mortgage Loan Pass-Through Certificates, Series 2003-2
HARBORVIEW 2004-1	HarborView Mortgage Loan Trust 2004-1 Mortgage Loan Pass-Through Certificates, Series 2004-1
HARBORVIEW 2004-10	HarborView Mortgage Loan Trust 2004-10 Mortgage Loan Pass-Through Certificates, Series 2004-10
HARBORVIEW 2004-4	HarborView Mortgage Loan Trust 2004-4 Mortgage Loan Pass-Through Certificates, Series 2004-4
HARBORVIEW 2004-5	HarborView Mortgage Loan Trust 2004-5 Mortgage Loan Pass-Through Certificates, Series 2004-5
HARBORVIEW 2004-6	HarborView Mortgage Loan Trust 2004-6 Mortgage Loan Pass-Through Certificates, Series 2004-6
HARBORVIEW 2004-7	HarborView Mortgage Loan Trust 2004-7 Mortgage Loan Pass-Through Certificates, Series 2004-7
HARBORVIEW 2004-8	HarborView Mortgage Loan Trust 2004-8 Mortgage Loan Pass-Through Certificates, Series 2004-8
HARBORVIEW 2005-11	HarborView Mortgage Loan Trust 2005-11 Mortgage Loan Pass-Through Certificates, Series 2005-11
HARBORVIEW 2005-14	HarborView Mortgage Loan Trust 2005-14 Mortgage Loan Pass-Through Certificates, Series 2005-14
HARBORVIEW 2005-15	HarborView Mortgage Loan Trust 2005-15 Mortgage Loan Pass-Through Certificates, Series 2005-15
HARBORVIEW 2005-4	HarborView Mortgage Loan Trust 2005-4 Mortgage Loan Pass-Through Certificates, Series 2005-4
HARBORVIEW 2005-6	HarborView Mortgage Loan Trust 2005-6 Mortgage Loan Pass-Through Certificates, Series 2005-6
HARBORVIEW 2005-7	HarborView Mortgage Loan Trust 2005-7 Mortgage Loan Pass-Through Certificates, Series 2005-7
HARBORVIEW 2006-1	Harborview Mortgage Loan Trust 2006-BU1 Mortgage Loan Pass-Through Certificates, Series 2006-BU1
HARBORVIEW 2006-13	Harborview Mortgage Loan Trust 2006-13 Mortgage Loan Pass-Through Certificates, Series 2006-13
HARBORVIEW 2006-14	Harborview Mortgage Loan Trust 2006-14 Mortgage Loan Pass-Through Certificates, Series 2006-14
HARBORVIEW 2006-2	HarborView Mortgage Loan Trust 2006-2 Mortgage Loan Pass-Through Certificates, Series 2006-2
HARBORVIEW 2006-6	Harborview Mortgage Loan Trust 2006-6 Mortgage Loan Pass-Through Certificates, Series 2006-6
HARBORVIEW 2006-7	Harborview Mortgage Loan Trust 2006-7 Mortgage Loan Pass-Through Certificates, Series 2006-7
HARBORVIEW 2006-8	Harborview Mortgage Loan Trust 2006-8 Mortgage Loan Pass-Through Certificates, Series 2006-8
HARBORVIEW 2007-2	Harborview Mortgage Loan Trust 2007-2 Mortgage Loan Pass-Through Certificates, Series 2007-2
HARBORVIEW 2007-4	Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4
HARBORVIEW 2007-5	Harborview Mortgage Loan Trust 2007-5 Mortgage Loan Pass-Through Certificates, Series 2007-5
HARBORVIEW 2007-6	Harborview Mortgage Loan Trust 2007-6 Mortgage Loan Pass-Through Certificates, Series 2007-6
HARBORVIEW 2007-7	Harborview Mortgage Loan Trust 2007-7 Mortgage Loan Pass-Through Certificates, Series 2007-7
HARBORVIEW 2007-A	Harborview Mortgage Loan Trust 2007-A Mortgage Loan Pass-Through Certificates, Series 2007-A
HASCO 2005-I1	HSI Asset Securitization Corporation Trust 2005-I1, Mortgage Pass-Through Certificates, Series 2005-I1
HASCO 2005-NC1	HSI Asset Securitization Corporation Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1
HASCO 2005-NC2	HSI Asset Securitization Corporation Trust 2005-NC2, Mortgage Pass-Through Certificates, Series 2005-NC2
HASCO 2005-OPT1	HSI Asset Securitization Corporation Trust 2005-OPT1, Mortgage Pass-Through Certificates, Series 2005-OPT1
HASCO 2006-HE1	HSI Asset Securitization Corporation Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1
HASCO 2006-NC1	HSI Asset Securitization Corporation Trust 2006-NC1, Mortgage Pass-Through Certificates, Series 2006-NC1
HASCO 2006-OPT1	HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1
HASCO 2006-OPT2	HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2
HASCO 2006-OPT3	HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3
HASCO 2006-OPT4	HSI Asset Securitization Corporation Trust 2006-OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4
HASCO 2006-WMC1	HSI Asset Securitization Corporation Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1
HASCO 2007-HE1	HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
HASCO 2007-HE2	HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
HASCO 2007-NC1	HSI Asset Securitization Corporation Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1
HASCO 2007-WF1	HSI Asset Securitization Corporation Trust 2007-WF1, Mortgage Pass-Through Certificates, Series 2007-WF1
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1, Mortgage-Backed Notes Series 2004-1
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2, Mortgage-Backed Notes Series 2004-2
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1, Mortgage-Backed Notes Series 2005-1
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2, Mortgage-Backed Notes Series 2005-2
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3, Mortgage-Backed Notes Series 2005-3
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4, Mortgage-Backed Notes Series 2005-4
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5, Mortgage-Backed Notes Series 2005-5
HBMT 2006-1	HomeBanc Mortgage Trust 2006-1, Mortgage-Backed Notes Series 2006-1
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2, Mortgage Backed Notes Series 2006-2
HBMT 2007-1	HomeBanc Mortgage Trust 2007-1, Mortgage-Backed Notes Series 2007-1
HOMESTAR 2004-1	Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1
HOMESTAR 2004-6	Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-6
IMPAC 2004-11	IMPAC CMB Trust 2004-11, Collateralized Asset-Backed Bonds
IXIS 2006-HE3	IXIS Real Estate Capital Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3
IXIS 2007-HE1	IXIS Real Estate Capital Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
JPALT 2005-S1	J.P. Morgan Alternative Loan Trust 2005-S1, Mortgage Pass-Through Certificates, Series 2005-S1
JPALT 2007-A2	J.P. Morgan Alternative Loan Trust 2007-A2, Mortgage Pass-Through Certificates, Series 2007-A2
JPALT 2007-S1	J.P. Morgan Alternative Loan Trust 2007-S1, Mortgage Pass-Through Certificates, Series 2007-S1
JPM 2003-A1	J.P. Morgan Mortgage Trust 2003-A1 Mortgage Pass-Through Certificates
JPM 2003-A2	J.P. Morgan Mortgage Trust 2003-A2 Mortgage Pass-Through Certificates
JPM 2004-A1	J.P. Morgan Mortgage Trust 2004-A1 Mortgage Pass-Through Certificates
JPM 2004-A2	J.P. Morgan Mortgage Trust 2004-A2 Mortgage Pass-Through Certificates
JPM 2004-A3	J.P. Morgan Mortgage Trust 2004-A3 Mortgage Pass-Through Certificates
JPM 2004-A4	J.P. Morgan Mortgage Trust 2004-A4 Mortgage Pass-Through Certificates
JPM 2004-A5	J.P. Morgan Mortgage Trust 2004-A5 Mortgage Pass-Through Certificates
JPM 2004-A6	J.P. Morgan Mortgage Trust 2004-A6 Mortgage Pass-Through Certificates
JPM 2004-S2	J.P. Morgan Mortgage Trust 2004-S2 Mortgage Pass-Through Certificates
JPM 2005-A1	J.P. Morgan Mortgage Trust 2005-A1 Mortgage Pass-Through Certificates

Appendix A-9

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
JPM 2005-A2	J.P. Morgan Mortgage Trust 2005-A2 Mortgage Pass-Through Certificates
JPM 2005-A3	J.P. Morgan Mortgage Trust 2005-A3 Mortgage Pass-Through Certificates
JPM 2005-A4	J.P. Morgan Mortgage Trust 2005-A4 Mortgage Pass-Through Certificates
JPM 2005-A5	J.P. Morgan Mortgage Trust 2005-A5 Mortgage Pass-Through Certificates
JPM 2005-A6	J.P. Morgan Mortgage Trust 2005-A6 Mortgage Pass-Through Certificates
JPM 2005-A7	J.P. Morgan Mortgage Trust 2005-A7 Mortgage Pass-Through Certificates
JPM 2005-A8	J.P. Morgan Mortgage Trust 2005-A8 Mortgage Pass-Through Certificates
JPM 2005-ALT1	J.P. Morgan Mortgage Trust 2005-ALT1 Mortgage Pass-Through Certificates
JPM 2005-S1	J.P. Morgan Mortgage Trust 2005-S1 Mortgage Pass-Through Certificates
JPM 2005-S2	J.P. Morgan Mortgage Trust 2005-S2 Mortgage Pass-Through Certificates
JPMALT 2005-A2	J.P. Morgan Alternative Loan Trust 2005-A2 Mortgage Pass-Through Certificates
JPMALT 2006-A1	J.P. Morgan Alternative Loan Trust 2006-A1, Mortgage Pass-Through Certificates
JPMALT 2006-A2	J.P. Morgan Alternative Loan Trust 2006-A2, Mortgage Pass-Through Certificates
JPMALT 2006-A3	J.P. Morgan Alternative Loan Trust 2006-A3, Mortgage Pass-Through Certificates
JPMALT 2006-A4	J.P. Morgan Alternative Loan Trust 2006-A4, Mortgage Pass-Through Certificates
JPMALT 2006-A6	J.P. Morgan Alternative Loan Trust 2006-A6, Mortgage Pass-Through Certificates
JPMALT 2006-S1	J.P. Morgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates
JPMALT 2006-S2	J.P. Morgan Alternative Loan Trust 2006-S2, Mortgage Pass-Through Certificates
JPMALT 2006-S3	J.P. Morgan Alternative Loan Trust 2006-S3, Mortgage Pass-Through Certificates
JPMALT 2006-S4	J.P. Morgan Alternative Loan Trust 2006-S4, Mortgage Pass-Through Certificates
JPMMAC 2006-CW2	J.P. Morgan Mortgage Acquisition Trust 2006-CW2 Asset-Backed Pass-Through Certificates
JPMMAC 2006-WF1	J.P. Morgan Mortgage Acquisition Trust 2006-WF1 Mortgage Pass-Through Certificates
JPMMT 2005-S3	J.P. Morgan Mortgage Trust 2005-S3 Mortgage Pass-Through Certificates
JPMMT 2006-A1	J.P. Morgan Mortgage Trust 2006-A1 Mortgage Pass-Through Certificates
JPMMT 2006-A2	J.P. Morgan Mortgage Trust 2006-A2 Mortgage Pass-Through Certificates
JPMMT 2006-A3	J.P. Morgan Mortgage Trust 2006-A3 Mortgage Pass-Through Certificates
JPMMT 2006-A4	J.P. Morgan Mortgage Trust 2006-A4 Mortgage Pass-Through Certificates
JPMMT 2006-A6	J.P. Morgan Mortgage Trust 2006-A6 Mortgage Pass-Through Certificates
JPMMT 2006-A7	J.P. Morgan Mortgage Trust 2006-A7 Mortgage Pass-Through Certificates
JPMMT 2006-S1	J.P. Morgan Mortgage Trust 2006-S1 Mortgage Pass-Through Certificates
JPMMT 2006-S2	J.P. Morgan Mortgage Trust 2006-S2 Mortgage Pass-Through Certificates
JPMMT 2006-S3	J.P. Morgan Mortgage Trust 2006-S3 Mortgage Pass-Through Certificates
JPMMT 2006-S4	J.P. Morgan Mortgage Trust 2006-S4 Mortgage Pass-Through Certificates
JPMMT 2007-A3	J.P. Morgan Mortgage Trust 2007-A3 Mortgage Pass-Through Certificates
JPMMT 2007-A4	J.P. Morgan Mortgage Trust 2007-A4 Mortgage Pass-Through Certificates
JPMMT 2007-S1	J.P. Morgan Mortgage Trust 2007-S1 Mortgage Pass-Through Certificates
JPMMT 2007-S2	J.P. Morgan Mortgage Trust 2007-S2 Mortgage Pass-Through Certificates
JPMMT 2007-S3	J.P. Morgan Mortgage Trust 2007-S3 Mortgage Pass-Through Certificates
KPAC 1993-1	Kidder Peabody 1993-01
LABS1998-2	Lehman ABS Corporation, Home Equity Loan Asset-Backed Certificates Series 1998-2
LHEL98-1	Lehman Home Equity Loan Asset-Backed Certificates, Series 1998-1
LUMINENT 06-3	Luminent Mortgage Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
LUMINENT 2005-1	Luminent Mortgage Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1
LUMINENT 2006-2	Luminent Mortgage Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
LUMINENT 2006-4	Luminent Mortgage Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4
LUMINENT 2006-5	Luminent Mortgage Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5
LUMINENT 2006-6	Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6
LUMINENT 2006-7	Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7
LUMINENT 2007-1	Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
LUMINENT 2007-2	Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
MABS 2004-HE1	MASTR Asset-Backed Securities Trust 2004-HE1, Mortgage Pass-Through Certificates, Series 2004-HE1
MABS 2004-WMC1	MASTR Asset-Backed Securities Trust 2004-WMC1, Mortgage Pass-Through Certificates, Series 2004-WMC1
MABS 2005-AB1	MASTR Asset-Backed Securities Trust 2005-AB1, Mortgage Pass-Through Certificates, Series 2005-AB1
MABS 2005-HE1	MASTR Asset-Backed Securities Trust 2005-HE1, Mortgage Pass-Through Certificates, Series 2005-HE1
MABS 2005-HE2	MASTR Asset-Backed Securities Trust 2005-HE2, Mortgage Pass-Through Certificates, Series 2005-HE2
MABS 2005-WF1	MASTR Asset-Backed Securities Trust 2005-WF1, Mortgage Pass-Through Certificates, Series 2005-WF1
MABS 2006-AB1	MASTR Asset-Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1
MABS 2006-AM1	MASTR Asset-Backed Securities Trust 2006-AM1, Mortgage Pass-Through Certificates, Series 2006-AM1
MABS 2006-AM2	MASTR Asset-Backed Securities Trust 2006-AM2, Mortgage Pass-Through Certificates, Series 2006-AM2
MABS 2006-AM3	MASTR Asset-Backed Securities Trust 2006-AM3, Mortgage Pass-Through Certificates, Series 2006-AM3
MABS 2006-FRE1	MASTR Asset-Backed Securities Trust 2006-FRE1, Mortgage Pass-Through Certificates, Series 2006-FRE1
MABS 2006-FRE2	MASTR Asset-Backed Securities Trust 2006-FRE2, Mortgage Pass-Through Certificates, Series 2006-FRE2
MABS 2006-HE1	MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1
MABS 2006-HE2	MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates, Series 2006-HE2
MABS 2006-HE3	MASTR Asset-Backed Securities Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3
MABS 2006-HE4	MASTR Asset-Backed Securities Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4
MABS 2006-HE5	MASTR Asset-Backed Securities Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5
MABS 2006-NC1	MASTR Asset-Backed Securities Trust 2006-NC1, Mortgage Pass-Through Certificates, Series 2006-NC1
MABS 2006-NC2	MASTR Asset-Backed Securities Trust 2006-NC2, Mortgage Pass-Through Certificates, Series 2006-NC2
MABS 2006-NC3	MASTR Asset-Backed Securities Trust 2006-NC3, Mortgage Pass-Through Certificates, Series 2006-NC3
MABS 2006-WMC1	MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1
MABS 2006-WMC2	MASTR Asset-Backed Securities Trust 2006-WMC2, Mortgage Pass-Through Certificates, Series 2006-WMC2
MABS 2006-WMC3	MASTR Asset-Backed Securities Trust 2006-WMC3, Mortgage Pass-Through Certificates, Series 2006-WMC3
MABS 2006-WMC4	MASTR Asset-Backed Securities Trust 2006-WMC4, Mortgage Pass-Through Certificates, Series 2006-WMC4
MABS 2007-HE1	MASTR Asset-Backed Securities Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
MABS 2007-HE2	MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
MABS 2007-WMC1	MASTR Asset-Backed Securities Trust 2007-WMC1, Mortgage Pass-Through Certificates, Series 2007-WMC1
MALT 2002-1	MASTR Alternative Loan Trust 2002-1, Mortgage Pass-Through Certificates, Series 2002-1
MALT 2002-2	MASTR Alternative Loan Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2
MALT 2002-3	MASTR Alternative Loan Trust 2002-3, Mortgage Pass-Through Certificates, Series 2002-3
MALT 2003-1	MASTR Alternative Loan Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1
MALT 2003-2	MASTR Alternative Loan Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2
MALT 2003-3	MASTR Alternative Loan Trust 2003-3, Mortgage Pass-Through Certificates, Series 2003-3
MALT 2003-4	MASTR Alternative Loan Trust 2003-4, Mortgage Pass-Through Certificates, Series 2003-4

Appendix A-10

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
MALT 2003-5	MASTR Alternative Loan Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5
MALT 2003-6	MASTR Alternative Loan Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6
MALT 2003-7	MASTR Alternative Loan Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7
MALT 2003-8	MASTR Alternative Loan Trust 2003-8, Mortgage Pass-Through Certificates, Series 2003-8
MALT 2003-9	MASTR Alternative Loan Trust 2003-9, Mortgage Pass-Through Certificates, Series 2003-9
MALT 2004-1	MASTR Alternative Loan Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1
MALT 2004-10	MASTR Alternative Loan Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10
MALT 2004-11	MASTR Alternative Loan Trust 2004-11, Mortgage Pass-Through Certificates, Series 2004-11
MALT 2004-12	MASTR Alternative Loan Trust 2004-12, Mortgage Pass-Through Certificates, Series 2004-12
MALT 2004-13	MASTR Alternative Loan Trust 2004-13, Mortgage Pass-Through Certificates, Series 2004-13
MALT 2004-2	MASTR Alternative Loan Trust 2004-2, Mortgage Pass-Through Certificates, Series 2004-2
MALT 2004-3	MASTR Alternative Loan Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3
MALT 2004-4	MASTR Alternative Loan Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4
MALT 2004-5	MASTR Alternative Loan Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5
MALT 2004-6	MASTR Alternative Loan Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6
MALT 2004-7	MASTR Alternative Loan Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7
MALT 2004-8	MASTR Alternative Loan Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
MALT 2004-9	MASTR Alternative Loan Trust 2004-9, Mortgage Pass-Through Certificates, Series 2004-9
MALT 2005-1	MASTR Alternative Loan Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1
MALT 2005-2	MASTR Alternative Loan Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2
MALT 2005-3	MASTR Alternative Loan Trust 2005-3, Mortgage Pass-Through Certificates, Series 2005-3
MALT 2005-4	MASTR Alternative Loan Trust 2005-4, Mortgage Pass-Through Certificates, Series 2005-4
MALT 2005-5	MASTR Alternative Loan Trust 2005-5, Mortgage Pass-Through Certificates, Series 2005-5
MALT 2005-6	MASTR Alternative Loan Trust 2005-6, Mortgage Pass-Through Certificates, Series 2005-6
MALT 2006-1	MASTR Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MALT 2006-2	MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MALT 2006-3	MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
MALT 2007-1	MASTR Alternative Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MALT 2007-HF1	MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1
MANA 2007-A1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A1
MANA 2007-A2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A2
MANA 2007-A3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A3
MANA 2007-AF1 (I)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-I
MANA 2007-AF1 (II)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-II
MANA 2007-F1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-F1
MANA 2007-OAR1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR1
MANA 2007-OAR2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR2
MANA 2007-OAR3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR3
MANA 2007-OAR4	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR4
MANA 2007-OAR5	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR5
MARM 2002-3	MASTR Adjustable Rate Mortgages Trust 2002-3, Mortgage Pass-Through Certificates, Series 2002-3
MARM 2003-1	MASTR Adjustable Rate Mortgages Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1
MARM 2003-2	MASTR Adjustable Rate Mortgages Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2
MARM 2003-3	MASTR Adjustable Rate Mortgages Trust 2003-3, Mortgage Pass-Through Certificates, Series 2003-3
MARM 2003-4	MASTR Adjustable Rate Mortgages Trust 2003-4, Mortgage Pass-Through Certificates, Series 2003-4
MARM 2003-5	MASTR Adjustable Rate Mortgages Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5
MARM 2003-6	MASTR Adjustable Rate Mortgages Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6
MARM 2003-7	MASTR Adjustable Rate Mortgages Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7
MARM 2004-1	MASTR Adjustable Rate Mortgages Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1
MARM 2004-10	MASTR Adjustable Rate Mortgages Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10
MARM 2004-11	MASTR Adjustable Rate Mortgages Trust 2004-11, Mortgage Pass-Through Certificates, Series 2004-11
MARM 2004-12	MASTR Adjustable Rate Mortgages Trust 2004-12, Mortgage Pass-Through Certificates, Series 2004-12
MARM 2004-13	MASTR Adjustable Rate Mortgages Trust 2004-13, Mortgage Pass-Through Certificates, Series 2004-13
MARM 2004-14	MASTR Adjustable Rate Mortgages Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14
MARM 2004-15	MASTR Adjustable Rate Mortgages Trust 2004-15, Mortgage Pass-Through Certificates, Series 2004-15
MARM 2004-2	MASTR Adjustable Rate Mortgages Trust 2004-2, Mortgage Pass-Through Certificates, Series 2004-2
MARM 2004-3	MASTR Adjustable Rate Mortgages Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3
MARM 2004-4	MASTR Adjustable Rate Mortgages Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4
MARM 2004-5	MASTR Adjustable Rate Mortgages Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5
MARM 2004-6	MASTR Adjustable Rate Mortgages Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6
MARM 2004-7	MASTR Adjustable Rate Mortgages Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7
MARM 2004-8	MASTR Adjustable Rate Mortgages Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
MARM 2004-9	MASTR Adjustable Rate Mortgages Trust 2004-9, Mortgage Pass-Through Certificates, Series 2004-9
MARM 2005-1	MASTR Adjustable Rate Mortgages Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1
MARM 2005-2	MASTR Adjustable Rate Mortgages Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2
MARM 2005-3	MASTR Adjustable Rate Mortgages Trust 2005-3, Mortgage Pass-Through Certificates, Series 2005-3
MARM 2005-6	MASTR Adjustable Rate Mortgages Trust 2005-6, Mortgage Pass-Through Certificates, Series 2005-6
MARM 2005-7	MASTR Adjustable Rate Mortgages Trust 2005-7, Mortgage Pass-Through Certificates, Series 2005-7
MARM 2005-8	MASTR Adjustable Rate Mortgages Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8
MARM 2006-2	MASTR Adjustable Rate Mortgages Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MARM 2006-OA1	MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1
MARM 2006-OA2	MASTR Adjustable Rate Mortgages Trust 2006-OA2, Mortgage Pass-Through Certificates, Series 2006-OA2
MARM 2007-1	MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MARM 2007-2	MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
MARM 2007-3	MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3
MARM 2007-HF1	MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1
MARM 2007-HF2	MASTR Adjustable Rate Mortgages Trust 2007-HF2, Mortgage Pass-Through Certificates, Series 2007-HF2
MASL 2005-1	MASTR Second Lien Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1
MASL 2006-1	MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MASTR 2003-11	MASTR Asset Securitization Trust 2003-11, Mortgage Pass-Through Certificates, Series 2003-11
MASTR 2003-12	MASTR Asset Securitization Trust 2003-12, Mortgage Pass-Through Certificates, Series 2003-12
MASTR 2004-1	MASTR Asset Securitization Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1
MASTR 2004-10	MASTR Asset Securitization Trust 2004-10, Mortgage Pass-Through Certificates, Series 2004-10
MASTR 2004-11	MASTR Asset Securitization Trust 2004-11, Mortgage Pass-Through Certificates, Series 2004-11

Appendix A-11

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
MASTR 2004-3	MASTR Asset Securitization Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3
MASTR 2004-4	MASTR Asset Securitization Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4
MASTR 2004-5	MASTR Asset Securitization Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5
MASTR 2004-6	MASTR Asset Securitization Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6
MASTR 2004-8	MASTR Asset Securitization Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
MASTR 2004-9	MASTR Asset Securitization Trust 2004-9, Mortgage Pass-Through Certificates, Series 2004-9
MASTR 2005-1	MASTR Asset Securitization Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1
MASTR 2005-2	MASTR Asset Securitization Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2
MASTR 2006-1	MASTR Asset Securitization Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MASTR 2006-2	MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MASTR 2006-3	MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
MASTR 2007-1	MASTR Asset Securitization Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MASTR 2007-2	MASTR Asset Securitization Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
MEGO97-1	MEGO Mortgage Home Loan Owner Trust 1997-1 Home Loan Asset-Backed Securities Series 1997-1
MEL1998-2	Mellon Residential Funding Corporation, Mortgage Pass-Through Certificates, Series 1998-2
ML 2002-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2002-A3
MLCC 2005-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 Mortgage Pass-Through Certificates
MLCC 2006-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates
MLCC 2006-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through Certificates
MLCC 2007-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1 Mortgage Pass-Through Certificates
MLCC 2007-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2 Mortgage Pass-Through Certificates
MLCC 2007-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 Mortgage Pass-Through Certificates
MLMBS 2007-1	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1
MLMBS 2007-2	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2
MLMBS 2007-3	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3
MLMI 2003-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A1
MLMI 2003-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A2
MLMI 2003-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A3
MLMI 2003-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A4
MLMI 2003-A5	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A5
MLMI 2003-A6	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2003-A6
MLMI 2004-A1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-A1
MLMI 2004-A2	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-A2
MLMI 2004-A3	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-A3
MLMI 2004-A4	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2004-A4
MLMI 2005-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A1
MLMI 2005-A10	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A10
MLMI 2005-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A2
MLMI 2005-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A3
MLMI 2005-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A4
MLMI 2005-A5	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A5
MLMI 2005-A6	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A6
MLMI 2005-A7	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A7
MLMI 2005-A8	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A8
MLMI 2005-A9	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2005-A9
MLMI 2005-NC1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-NC1
MLMI 2005-SL1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-SL1
MLMI 2005-SL2	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-SL2
MLMI 2005-WMC1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-WMC1
MLMI 2006-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A1
MLMI 2006-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A2
MLMI 2006-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A3
MLMI 2006-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A4
MLMI 2006-AF1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF1
MLMI 2006-AF2 (I)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-I
MLMI 2006-AF2 (II)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-II
MMCA 2018-MTG1	Mello Mortgage Capital Acceptance 2018-MTG1 Mortgage Pass-Through Certificates, Series 2018-MTG1
MMCA 2018-MTG2	Mello Mortgage Capital Acceptance 2018-MTG2 Mortgage Pass-Through Certificates
MORTGAGEIT 2004-1	MortgageIT 2004-1, Mortgage-Backed Notes, Series 2004-1
MORTGAGEIT 2004-2	MortgageIT 2004-2, Mortgage-Backed Notes, Series 2004-2
MORTGAGEIT 2005-1	MortgageIT 2005-1, Mortgage-Backed Notes, Series 2005-1
MORTGAGEIT 2005-2	MortgageIT 2005-2, Mortgage-Backed Notes, Series 2005-2
MORTGAGEIT 2005-3	MortgageIT 2005-3, Mortgage-Backed Notes, Series 2005-3
MORTGAGEIT 2005-4	MortgageIT 2005-4, Mortgage-Backed Notes, Series 2005-4
MORTGAGEIT 2005-5	MortgageIT 2005-5, Mortgage-Backed Notes, Series 2005-5
MORTGAGEIT 2005-AR1	MortgageIT 2005-AR1, Mortgage-Backed Notes, Series 2005-AR1
MORTGAGEIT 2006-1	MortgageIT 2006-1, Mortgage-Backed Notes, Series 2006-1
MORTGAGEIT 2007-1	MortgageIT 2007-1, Mortgage-Backed Notes, Series 2007-1
MORTGAGEIT 2007-2	MortgageIT 2007-2, Mortgage-Backed Notes, Series 2007-2
MRMSC9401	RMSC 1994-01
MSAC 2005-HE3	Morgan Stanley ABS Capital I Inc. Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3
MSAC 2006-HE8	Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8
MSAC 2007-HE5	Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5
MSAC 2007-HE6	Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6
MSAC 2007-HE7	Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7
MSAC 2007-NC2	Morgan Stanley ABS Capital I Inc. Trust 2007-NC2 Mortgage Pass-Through Certificates, Series 2007-NC2
MSAC 2007-NC3	Morgan Stanley ABS Capital I Inc. Trust 2007-NC3 Mortgage Pass-Through Certificates, Series 2007-NC3
MSAC 2007-NC4	Morgan Stanley ABS Capital I Inc. Trust 2007-NC4 Mortgage Pass-Through Certificates, Series 2007-NC4
MSGF1996-1	MSGF1996-1
MSHEL 2007-2	Morgan Stanley Home Equity Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2
MSIX 2006-1	Morgan Stanley IXIS Real Estate Capital Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1
MSLT 2005-01	MASTR Specialized Loan Trust 2005-01 Mortgage Pass-Through Certificates
MSM 2004-1	Morgan Stanley Mortgage Loan Trust 2004-1 Mortgage Pass-Through Certificates, Series 2004-1
MSM 2004-10AR	Morgan Stanley Mortgage Loan Trust 2004-10AR Mortgage Pass-Through Certificates, Series 2004-10AR

Appendix A-12

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
MSM 2004-11AR	Morgan Stanley Mortgage Loan Trust 2004-11AR Mortgage Pass-Through Certificates, Series 2004-11AR
MSM 2004-2AR	Morgan Stanley Mortgage Loan Trust 2004-2AR Mortgage Pass-Through Certificates, Series 2004-2AR
MSM 2004-3	Morgan Stanley Mortgage Loan Trust 2004-3 Mortgage Pass-Through Certificates, Series 2004-3
MSM 2004-4	Morgan Stanley Mortgage Loan Trust 2004-4 Mortgage Pass-Through Certificates, Series 2004-4
MSM 2004-5AR	Morgan Stanley Mortgage Loan Trust 2004-5AR Mortgage Pass-Through Certificates, Series 2004-5AR
MSM 2004-6AR	Morgan Stanley Mortgage Loan Trust 2004-6AR Mortgage Pass-Through Certificates, Series 2004-6AR
MSM 2004-7AR	Morgan Stanley Mortgage Loan Trust 2004-7AR Mortgage Pass-Through Certificates, Series 2004-7AR
MSM 2004-8AR	Morgan Stanley Mortgage Loan Trust 2004-8AR Mortgage Pass-Through Certificates, Series 2004-8AR
MSM 2004-9	Morgan Stanley Mortgage Loan Trust 2004-9 Mortgage Pass-Through Certificates, Series 2004-9
MSM 2005-1	Morgan Stanley Mortgage Loan Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1
MSM 2005-10	Morgan Stanley Mortgage Loan Trust 2005-10 Mortgage Pass-Through Certificates, Series 2005-10
MSM 2005-11AR	Morgan Stanley Mortgage Loan Trust 2005-11AR Mortgage Pass-Through Certificates, Series 2005-11AR
MSM 2005-2AR	Morgan Stanley Mortgage Loan Trust 2005-2AR Mortgage Pass-Through Certificates, Series 2005-2AR
MSM 2005-3AR	Morgan Stanley Mortgage Loan Trust 2005-3AR Mortgage Pass-Through Certificates, Series 2005-3AR
MSM 2005-4	Morgan Stanley Mortgage Loan Trust 2005-4 Mortgage Pass-Through Certificates, Series 2005-4
MSM 2005-5AR	Morgan Stanley Mortgage Loan Trust 2005-5AR Mortgage Pass-Through Certificates, Series 2005-5AR
MSM 2005-6AR	Morgan Stanley Mortgage Loan Trust 2005-6AR Mortgage Pass-Through Certificates, Series 2005-6AR
MSM 2005-7	Morgan Stanley Mortgage Loan Trust 2005-7 Mortgage Pass-Through Certificates, Series 2005-7
MSM 2005-9AR	Morgan Stanley Mortgage Loan Trust 2005-9AR Mortgage Pass-Through Certificates, Series 2005-9AR
MSM 2006-11	Morgan Stanley Mortgage Loan Trust 2006-11 Mortgage Pass-Through Certificates, Series 2006-11
MSM 2006-12XS	Morgan Stanley Mortgage Loan Trust 2006-12XS Mortgage Pass-Through Certificates, Series 2006-12XS
MSM 2006-13AR	Morgan Stanley Mortgage Loan Trust 2006-13ARX Mortgage Pass-Through Certificates, Series 2006-13ARX
MSM 2006-15XS	Morgan Stanley Mortgage Loan Trust 2006-15XS Mortgage Pass-Through Certificates, Series 2006-15XS
MSM 2006 - 16AX	Morgan Stanley Mortgage Loan Trust 2006-16AX Mortgage Pass-Through Certificates, Series 2006-16AX
MSM 2006-17XS	Morgan Stanley Mortgage Loan Trust 2006-17XS Mortgage Pass-Through Certificates, Series 2006-17XS
MSM 2006-1AR	Morgan Stanley Mortgage Loan Trust 2006-1AR Mortgage Pass-Through Certificates, Series 2006-1AR
MSM 2006-2	Morgan Stanley Mortgage Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2
MSM 2006-3AR	Morgan Stanley Mortgage Loan Trust 2006-3AR Mortgage Pass-Through Certificates, Series 2006-3AR
MSM 2006-5AR	Morgan Stanley Mortgage Loan Trust 2006-5AR Mortgage Pass-Through Certificates, Series 2006-5AR
MSM 2006-6AR	Morgan Stanley Mortgage Loan Trust 2006-6AR Mortgage Pass-Through Certificates, Series 2006-6AR
MSM 2006-7	Morgan Stanley Mortgage Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7
MSM 2006-8AR	Morgan Stanley Mortgage Loan Trust 2006-8AR Mortgage Pass-Through Certificates, Series 2006-8AR
MSM 2006-9AR	Morgan Stanley Mortgage Loan Trust 2006-9AR Mortgage Pass-Through Certificates, Series 2006-9AR
MSM 2007-10XS	Morgan Stanley Mortgage Loan Trust 2007-10XS Mortgage Pass-Through Certificates, Series 2007-10XS
MSM 2007-11AR	Morgan Stanley Mortgage Loan Trust 2007-11AR Mortgage Pass-Through Certificates, Series 2007-11AR
MSM 2007-12	Morgan Stanley Mortgage Loan Trust 2007-12 Mortgage Pass-Through Certificates, Series 2007-12
MSM 2007-13	Morgan Stanley Mortgage Loan Trust 2007-13 Mortgage Pass-Through Certificates, Series 2007-13
MSM 2007-14AR	Morgan Stanley Mortgage Loan Trust 2007-14AR Mortgage Pass-Through Certificates, Series 2007-14AR
MSM 2007-15AR	Morgan Stanley Mortgage Loan Trust 2007-15AR Mortgage Pass-Through Certificates, Series 2007-15AR
MSM 2007-1XS	Morgan Stanley Mortgage Loan Trust 2007-1XS Mortgage Pass-Through Certificates, Series 2007-1XS
MSM 2007-2AX	Morgan Stanley Mortgage Loan Trust 2007-2AX Mortgage Pass-Through Certificates, Series 2007-2AX
MSM 2007-3XS	Morgan Stanley Mortgage Loan Trust 2007-3XS Mortgage Pass-Through Certificates, Series 2007-3XS
MSM 2007-5AX	Morgan Stanley Mortgage Loan Trust 2007-5AX Mortgage Pass-Through Certificates, Series 2007-5AX
MSM 2007-6XS	Morgan Stanley Mortgage Loan Trust 2007-6XS Mortgage Pass-Through Certificates, Series 2007-6XS
MSM 2007-7AX	Morgan Stanley Mortgage Loan Trust 2007-7AX Mortgage Pass-Through Certificates, Series 2007-7AX
MSM 2007-8XS	Morgan Stanley Mortgage Loan Trust 2007-8XS Mortgage Pass-Through Certificates, Series 2007-8XS
MSMC 1996-1	Morgan Stanley Capital 1996-01
MSSTI 2007-1	Morgan Stanley Structured Trust I 2007-1 Asset-Backed Certificates, Series 2007-1
MSSTR 2003-1	MASTR Seasoned Securitization Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
MSSTR 2004-1	MASTR Seasoned Securitization Trust 2004-1 Mortgage Pass-Through Certificates, Series 2004-1
MSSTR 2005-1	MASTR Seasoned Securitization Trust 2005-1 Mortgage Pass-Through Certificates, Series 2005-1
MSSTR 2005-2	MASTR Seasoned Securitization Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2
NAAC 1998-HE1	Norwest Asset Acceptance Corporation 1998-HE1 Asset-Backed Certificates, Series 1998-HE1
NAAC 2005-AP2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AP2
NAAC 2005-AP3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AP3
NAAC 2005-AR3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AR3
NAAC 2005-AR4	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AR4
NAAC 2005-AR5	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AR5
NAAC 2005-AR6	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-AR6
NAAC 2005-S2	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2005-S2
NAAC 2005-S3	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2005-S3
NAAC 2005-S4	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2005-S4
NAAC 2005-WF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2005-WF1
NAAC 2006-AF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF1
NAAC 2006-AF2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF2
NAAC 2006-AP1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AP1
NAAC 2006-AR1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR1
NAAC 2006-AR2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR2
NAAC 2006-AR3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR3
NAAC 2006-AR4	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR4
NAAC 2006-WF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-WF1
NAAC 2007-1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-1
NAAC 2007-2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-2
NAAC 2007-3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-3
NATIONSTAR 2007-FRE1	Nationstar Funding LLC Home Equity Loan Trust 2007-FRE1
NATIXIS 2007-HE2	Natixis Real Estate Capital Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2
NEWCASTLE 2007-1	New Castle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1
NHEL 2005-FM1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-FM1
NHEL 2005-HE1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-HE1
NHEL 2006-AF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-AF1
NHEL 2006-FM1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1
NHEL 2006-FM2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM2
NHEL 2006-HE1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE1
NHEL 2006-HE2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE2

Appendix A-13

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
NHEL 2006-HE3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE3
NHEL 2006-WF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-WF1
NHEL 2007-1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-1
NHEL 2007-2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-2
NHEL 2007-3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-3
NRPMT2013-1	NRP Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1
NY MORTGAGE 2005-1	New York Mortgage Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
NY MORTGAGE 2005-2	New York Mortgage Trust 2005-2 Mortgage-Backed Notes, Series 2005-2
NY MORTGAGE 2005-3	New York Mortgage Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
NY MORTGAGE 2006-1	New York Mortgage Trust 2006-1 Mortgage-Backed Pass-Through Certificates
OMAC 2005-1	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-1
OMAC 2005-2	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-2
OMAC 2005-3	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-3
OMAC 2005-4	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-4
OMAC 2005-5	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2005-5
OMAC 2006-1	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-1
OMAC 2006-2	Opteum Mortgage Acceptance Corporation, Asset-Backed Pass-Through Certificates, Series 2006-2
ONSLOWBAY15-1	Onslow Bay Mortgage Loan Trust 2015-1
OPTION ONE 2007-HL1	Option One Mortgage Loan Trust 2007-HL1 Asset-Backed Certificates, Series 2007-HL1
OWNIT 2005-1	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-1
OWNIT 2005-2	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-2
OWNIT 2005-3	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-3
OWNIT 2005-4	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-4
OWNIT 2005-5	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-5
PC 2004-1	People's Choice Home Loan Securities Trust Series 2004-1, Mortgage Pass-Through Certificates, Series 2004-1
PC 2004-2	People's Choice Home Loan Securities Trust Series 2004-2, Mortgage Pass-Through Certificates, Series 2004-2
PC 2005-1	People's Choice Home Loan Securities Trust Series 2005-1, Mortgage-Backed Notes, Series 2005-1
PC 2005-2	People's Choice Home Loan Securities Trust Series 2005-2, Mortgage-Backed Notes, Series 2005-2
PC 2005-3	People's Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3
PC 2005-4	People's Choice Home Loan Securities Trust Series 2005-4, Mortgage Pass-Through Certificates, Series 2005-4
PC 2006-1	People's Financial Realty Mortgage Securities Trust Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
PF 2004-1	Provident Funding Mortgage Loan Trust 2004-1 Provident Funding Mortgage Pass-Through Certificates, Series 2004-1
PF 2005-1	Provident Funding Mortgage Loan Trust 2005-1 Provident Funding Mortgage Pass-Through Certificates, Series 2005-1
PF 2005-2	Provident Funding Mortgage Loan Trust 2005-2 Provident Funding Mortgage Pass-Through Certificates, Series 2005-2
PFMT2020-F1	Provident Funding Mortgage Trust 2020-F1 Mortgage Pass-Through Certificates, Series 2020-F1
PHH 2008-CIM1	PHH Mortgage Trust, Series 2008-CIM1 Mortgage-Backed Notes, Series 2008-CIM1
PHH 2008-CIM2	PHH Mortgage Trust, Series 2008-CIM2 Mortgage-Backed Notes, Series 2008-CIM2
PHHAM 2007-1	PHH Alternative Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
PHHAM 2007-2	PHH Alternative Mortgage Trust, Series 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
PHHAM 2007-3	PHH Alternative Mortgage Trust, Series 2007-3, Mortgage Pass-Through Certificates, Series 2007-3
PRIME 2003-1	Prime Mortgage Pass-Through Certificates, Series 2003-1
PRIME 2003-2	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2003-2
PRIME 2003-3	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2003-3
PRIME 2004-1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2004-1
PRIME 2004-2	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2004-2
PRIME 2004-CL1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2004-CL1
PRIME 2004-CL2	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2004-CL2
PRIME 2005-1	Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Mortgage Pass-Through Certs, Prime Mortgage Trust Re-REMIC Certs, Series 2005-1
PRIME 2005-2	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2005-2
PRIME 2005-3	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2005-3
PRIME 2005-4	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2005-4
PRIME 2005-5	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2005-5
PRIME 2006-1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2006-1
PRIME 2006-CL1	Prime Mortgage Trust 2006-CL1, Mortgage Pass-Through Certificates, Series 2006-CL1
PROVIDENT19-1	Provident Funding Mortgage Trust 2019-1 Mortgage Pass-Through Certificates, Series 2019-1
PROVIDENT2020-1	Provident Funding Mortgage Trust 2020-1 Mortgage Pass-Through Certificates, Series 2020-1
PSB 1997-3	PSB Lending Home Loan Owner Trust 1997-3, PSB Lending Asset-Backed Securities, Series 1997-3
PSB 1997-4	PSB Lending Home Loan Owner Trust 1997-4, PSB Lending Asset-Backed Securities, Series 1997-4
PSMC2018-1	PSMC 2018-1 Trust
PSMC2018-2	PSMC 2018-2 Trust
PSMC2018-3	PSMC 2018-3 Trust
PSMC2018-4	PSMC 2018-4 Trust
PSMC2019-1	PSMC 2019-1 Trust Mortgage Pass-Through Certificates, Series 2019-1
PSMC2019-2	PSMC 2019-2 Trust Mortgage Pass-Through Certificates, Series 2019-2
PSMC2019-3	PSMC 2019-3 Trust Mortgage Pass-Through Certificates, Series 2019-3
PSMC2020-1	PSMC 2020-1 Trust Mortgage Pass-Through Certificates, Series 2020-1
PSMC2020-2	PSMC 2020-2 Trust Pass-Through Certificates Series 2020-2
PSMC2020-3	PSMC 2020-3 Trust Pass-Through Certificates Series 2020-3
PWMAC1993-8	PaineWebber Mortgage Acceptance Corporation IV, Mortgage Pass-Through Certificates Series 1993-8
RBSGC 2005-A	RBSGC Mortgage Loan Trust 2005-A, Mortgage Loan Pass-Through Certificates, Series 2005-A
RBSGC 2007-B	RBSGC Mortgage Loan Trust 2007-B, Mortgage Loan Pass-Through Certificates, Series 2007-B
RCO2015-NQM1	RCO 2015-NQM1 Trust Mortgage-Backed Notes, Series 2015-NQM1
RENAISSANCE 2004-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2004-4
RENAISSANCE 2005-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2005-1
RENAISSANCE 2005-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2005-2
RENAISSANCE 2005-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2005-3
RENAISSANCE 2005-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2005-4
RENAISSANCE 2006-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-1
RENAISSANCE 2006-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-2
RENAISSANCE 2006-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-3
RENAISSANCE 2006-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-4
RENAISSANCE 2007-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-1
RENAISSANCE 2007-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-2

Appendix A-14

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
RENAISSANCE 2007-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-3
RMSC91-15	Ryland Mortgage Securities Corporation Mortgage Participation Securities, Series 1991-15
RMSC91-16	Ryland Mortgage Securities Corporation Mortgage Participation Securities, Series 1991-16
RMSC91-17	Ryland Mortgage Securities Corporation Mortgage Participation Securities, Series 1991-17
RMSC91-19	Ryland Mortgage Securities Corporation Mortgage Participation Securities, Series 1991-19
RMSC92-4	Ryland Mortgage Securities Corporation Mortgage Participation Securities, Series 1992-4
SACO 2007-1	SACO I Trust Mortgage-Backed Certificates, Series 2007-1
SAFT 2013-1	SAFT 2013-1
SAIL 2004-7	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-7
SAIL 2006-3	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-3
SAM 1999-1	Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates Series 1999-1
SAMI 2002-AR2	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2002-AR2
SAMI 2002-AR3	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2002-AR3
SAMI 2002-AR4	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2002-AR4
SAMI 2002-AR5	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2002-AR5
SAMI 2003-AR1	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR1
SAMI 2003-AR2	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR2
SAMI 2003-AR3	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR3
SAMI 2003-AR4	Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 2003-AR4
SAMI 2003-CL1	Structured Asset Mortgage Investments Trust 2003-CL1 Mortgage Pass-Through Certificates, Series 2003-CL1
SAMI 2004-AR2	Structured Asset Mortgage Investments II Trust 2004-AR2 Mortgage Pass-Through Certificates, Series 2004-AR2
SAMI II 2004-AR1	Structured Asset Mortgage Investments II Trust 2004-AR1 Mortgage Pass-Through Certificates, Series 2004-AR1
SAMI II 2004-AR3	Structured Asset Mortgage Investments II Trust 2004-AR3 Mortgage Pass-Through Certificates, Series 2004-AR3
SAMI II 2004-AR4	Structured Asset Mortgage Investments II Trust 2004-AR4 Mortgage Pass-Through Certificates, Series 2004-AR4
SAMI II 2004-AR5	Structured Asset Mortgage Investments II Trust 2004-AR5 Mortgage Pass-Through Certificates, Series 2004-AR5
SAMI II 2004-AR-6	Structured Asset Mortgage Investments II Trust 2004-AR6 Mortgage Pass-Through Certificates, Series 2004-AR6
SAMI II 2004-AR7	Structured Asset Mortgage Investments II Trust 2004-AR7 Mortgage Pass-Through Certificates, Series 2004-AR7
SAMI II 2004-AR8	Structured Asset Mortgage Investments II Trust 2004-AR8 Mortgage Pass-Through Certificates, Series 2004-AR8
SAMI II 2005-AR1	Structured Asset Mortgage Investments II Trust 2005-AR1 Mortgage Pass-Through Certificates, Series 2005-AR1
SAMI II 2005-AR2	Structured Asset Mortgage Investments II Trust 2005-AR2 Mortgage Pass-Through Certificates, Series 2005-AR2
SAMI II 2005-AR3	Structured Asset Mortgage Investments II Trust 2005-AR3 Mortgage Pass-Through Certificates, Series 2005-AR3
SAMI II 2005-AR4	Structured Asset Mortgage Investments II Trust 2005-AR4 Mortgage Pass-Through Certificates, Series 2005-AR4
SAMI II 2005-AR5	Structured Asset Mortgage Investments II Trust 2005-AR5 Mortgage Pass-Through Certificates, Series 2005-AR5
SAMI II 2005-AR6	Structured Asset Mortgage Investments II Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6
SAMI II 2005-AR7	Structured Asset Mortgage Investments II Trust 2005-AR7 Mortgage Pass-Through Certificates, Series 2005-AR7
SAMI II 2005-AR8	Structured Asset Mortgage Investments II Trust 2005-AR8 Mortgage Pass-Through Certificates, Series 2005-AR8
SAMI II 2006-AR1	Structured Asset Mortgage Investments II Trust 2006-AR1 Mortgage Pass-Through Certificates, Series 2006-AR1
SAMI II 2006-AR2	Structured Asset Mortgage Investments II Trust 2006-AR2 Mortgage Pass-Through Certificates, Series 2006-AR2
SAMI II 2006-AR3	Structured Asset Mortgage Investments II Trust 2006-AR3 Mortgage Pass-Through Certificates, Series 2006-AR3
SAMI II 2006-AR4	Structured Asset Mortgage Investments II Trust 2006-AR4 Mortgage Pass-Through Certificates, Series 2006-AR4
SAMI II 2006-AR5	Structured Asset Mortgage Investments II Trust 2006-AR5 Mortgage Pass-Through Certificates, Series 2006-AR5
SAMI II 2006-AR6	Structured Asset Mortgage Investments II Trust 2006-AR6 Mortgage Pass-Through Certificates, Series 2006-AR6
SAMI II 2006-AR7	Structured Asset Mortgage Investments II Trust 2006-AR7 Mortgage Pass-Through Certificates, Series 2006-AR7
SAMI II 2006-AR8	Structured Asset Mortgage Investments II Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8
SAMI II 2007-AR1	Structured Asset Mortgage Investments II Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1
SAMI II 2007-AR2	Structured Asset Mortgage Investments II Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2
SAMI II 2007-AR3	Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3
SAMI II 2007-AR5	Structured Asset Mortgage Investments II Trust 2007-AR5 Mortgage Pass-Through Certificates, Series 2007-AR5
SAMI II 2007-AR6	Structured Asset Mortgage Investments II Trust 2007-AR6 Mortgage Pass-Through Certificates, Series 2007-AR6
SAMI II 2007-AR7	Structured Asset Mortgage Investments II Trust 2007-AR7 Mortgage Pass-Through Certificates, Series 2007-AR7
SASC 1995-2	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-2
SASC 1996-4	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-4
SASC 1997-2	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-2
SASC 1998-11	Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 1998-11
SASC 1998-2	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-2
SASC 1998-3	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-3
SASC 1998-6	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-6
SASC 1998-8	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-8
SASC 1999-SP1	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-SP1
SASCO 2002-9	Structured Asset Securities Corporation Mortgage Loan Trust 2002-9 Mortgage-Backed Notes, Series 2002-9
SASCO 2006-BC2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC2
SASCO 2006-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC3
SASCO 2006-BC4	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC4
SASCO 2006-BC5	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC5
SASI 1993-7	Structured Asset Sales Inc., Mortgage Pass-Through Certificates, Series 1993-7
SASI93-6	Structured Asset Sales Inc., Mortgage Pass-Through Certificates, Series 1993-6
SBMS 2003-1	Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 2003-1
SBMS 2003-HYB1	Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 2003-HYB1
SBMSVII 1993-6A	Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Certificates, Series 1993-6A
SCOT2015-1	Shellpoint Co-Originator Trust 2015-1
SCOT2016-1	Shellpoint Co-Originator Trust 2016-1 Mortgage Pass-Through Certificates, Series 2016-1
SCOT2017-1	Shellpoint Co-Originator Trust 2017-1 Mortgage Pass-Through Certificates, Series 2017-1
SCOT2017-2	Shellpoint Co-Originator Trust 2017-2 Mortgage Pass-Through Certificates, Series 2017-2
SEMT 2012-2	Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates, Series 2012-2
SEMT 2012-3	Sequoia Mortgage Trust 2012-3 Mortgage Pass-Through Certificates, Series 2012-3
SEMT 2012-4	Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Series 2012-4
SEMT 2012-5	Sequoia Mortgage Trust 2012-5 Mortgage Pass-Through Certificates, Series 2012-5
SEMT 2012-6	Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Series 2012-6
SEMT 2013-1	Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1
SEMT 2013-2	Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2
SEMT 2013-3	Sequoia Mortgage Trust 2013-3 Mortgage Pass-Through Certificates, Series 2013-3
SEMT 2013-4	Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates, Series 2013-4
SEMT 2013-5	Sequoia Mortgage Trust 2013-5
SEMT 2013-6	Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Series 2013-6

Appendix A-15

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
SEMT 2013-7	Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7
SEQUOIA 11	Sequoia Mortgage Trust 11
SEQUOIA 2003-1	Sequoia Mortgage Trust 2003-1
SEQUOIA 2003-2	Sequoia Mortgage Trust 2003-2
SEQUOIA 2003-3	Sequoia Mortgage Trust 2003-3
SEQUOIA 2003-5	Sequoia Mortgage Trust 2003-5
SEQUOIA 2003-8	Sequoia Mortgage Trust 2003-8
SEQUOIA 2004-1	Sequoia Mortgage Trust 2004-01
SEQUOIA 2004-10	Sequoia Mortgage Trust 2004-10
SEQUOIA 2004-11	Sequoia Mortgage Trust 2004-11
SEQUOIA 2004-12	Sequoia Mortgage Trust 2004-12
SEQUOIA 2004-3	Sequoia Mortgage Trust 2004-03
SEQUOIA 2004-4	Sequoia Mortgage Trust 2004-04
SEQUOIA 2004-5	Sequoia Mortgage Trust 2004-05
SEQUOIA 2004-6	Sequoia Mortgage Trust 2004-06
SEQUOIA 2004-7	Sequoia Mortgage Trust 2004-07
SEQUOIA 2004-8	Sequoia Mortgage Trust 2004-08
SEQUOIA 2004-9	Sequoia Mortgage Trust 2004-09
SEQUOIA 2005-1	Sequoia Mortgage Trust 2005-1
SEQUOIA 2005-2	Sequoia Mortgage Trust 2005-2
SEQUOIA 2005-3	Sequoia Mortgage Trust 2005-3
SEQUOIA 2005-4	Sequoia Mortgage Trust 2005-4
SEQUOIA 2006-1	Sequoia Mortgage Trust 2006-1
SEQUOIA 2007-1	Sequoia Mortgage Trust 2007-1
SEQUOIA 2007-2	Sequoia Mortgage Trust 2007-2
SEQUOIA 2007-3	Sequoia Mortgage Trust 2007-3
SEQUOIA 2007-4	Sequoia Mortgage Trust 2007-4
SEQUOIA 9	Sequoia Mortgage Trust 9
SGMS 2005-OPT1	SG Mortgage Securities Trust 2005-OPT1 Asset-Backed Certificates, Series 2005-OPT1
SGMS 2006-FRE1	SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1
SGMS 2006-FRE2	SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2
SGMS 2006-OPT2	SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2
SHMLT2019-SH1	Spruce Hill Mortgage Loan Trust 2019-SH1 Mortgage-Backed Notes, Series 2019-SH1
SHMLT2020-SH1	Spruce Hill Mortgage Loan Trust 2020-SH1 Mortgage-Backed Notes, Series 2020-SH1
SHMLT2020-SH2	Spruce Hill Mortgage Loan Trust 2020-SH2 Mortgage-Backed Notes, Series 2020-SH2
SMSC 1992-1	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1992-1 Trust
SMSC 1992-2	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1992-2 Trust
SMSC 1992-3	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1992-3 Trust
SMSC 1992-4	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1992-4 Trust
SMSC 1992-6	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1992-6 Trust
SMSC 1994-2	Saxon Mortgage Securities Corporation, Mortgage Participation Securities, Series 1994-2 Trust
STACS 2007-01	SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1 Asset-Backed Pass-Through Certificates
STALT 2006-1F	SunTrust Alternative Loan Trust 2006-1F Mortgage Pass-Through Certificates, Series 2006-1F
STAR2018-IMC1	Starwood Mortgage Residential Trust 2018-IMC1 Mortgage Pass-Through Certificates, Series 2018-IMC1
STAR2018-IMC2	Starwood Mortgage Residential Trust 2018-IMC2, Mortgage Pass-Through Certificates
STAR2019-1	Starwood Mortgage Residential Trust 2019-1 Mortgage Pass-Through Certificates
STAR2019-IMC1	Starwood Mortgage Residential Trust 2019-IMC1, Mortgage Pass-Through Certificates
STAR2019-INV1	Starwood Mortgage Residential Trust 2019-INV1 Mortgage Pass-Through Certificates
STAR2020-1	Starwood Mortgage Residential Trust 2020-1 Mortgage Pass-Through Certificates Series, 2020-1
STAR2020-2	Starwood Mortgage Residential Trust 2020-2 Mortgage Pass-Through Certificates Series, 2020-2
STAR2020-3	Starwood Mortgage Residential Trust 2020-3 Mortgage Pass-Through Certificates Series, 2020-3
STAR2020-INV1	Starwood Mortgage Residential Trust 2020-INV1 Mortgage Pass-Through Certificates, Series 2020-INV1
STARM 2007-1	STARM Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1
STARM 2007-2	STARM Mortgage Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2
STARM 2007-3	STARM Mortgage Loan Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007-3
STARM 2007-4	STARM Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4
STARM 2007-S1	STARM Mortgage Loan Trust 2007-S1 Mortgage Pass-Through Certificates, Series 2007-S1
SV 2006-02	Soundview Home Loan Trust 2006-2 Asset-Backed Certificates, Series 2006-2
SV 2006-03	Soundview Home Loan Trust 2006-3 Asset-Backed Certificates, Series 2006-3
SV 2006-EQ2	Soundview Home Loan Trust 2006-EQ2 Asset-Backed Certificates Series 2006-EQ2
SV 2007-1	Soundview Home Loan Trust 2007-1 Asset-Backed Certificates, Series 2007-1
TBMLT2018-2	TIAA Bank Mortgage Loan Trust 2018-2 Mortgage Pass-Through Certificates, Series 2018-2
TBW 06-2	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-2
TBW 2006-1	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-1
TBW 2006-3	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-3
TBW 2006-4	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-4
TBW 2006-5	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-5
TBW 2006-6	TBW Mortgage-Backed Pass-Through Certificates, Series 2006-6
TBW 2007-1	TBW Mortgage-Backed Pass-Through Certificates, Series 2007-1
TBW 2007-2	TBW Mortgage-Backed Pass-Through Certificates, Series 2007-2
TERWIN 2003-5SL	Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2003-5SL
THORNBURG 2002-3	Thornburg Mortgage Securities Trust 2002-3, Mortgage Loan Pass-Through Certificates, Series 2002-3
THORNBURG 2002-4	Thornburg Mortgage Securities Trust 2002-4, Mortgage Loan Pass-Through Certificates, Series 2002-4
THORNBURG 2003-1	Thornburg Mortgage Securities Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1
THORNBURG 2003-2	Thornburg Mortgage Securities Trust 2003-2, Mortgage Loan Pass-Through Certificates, Series 2003-2
THORNBURG 2003-3	Thornburg Mortgage Securities Trust 2003-3, Mortgage Loan Pass-Through Certificates, Series 2003-3
THORNBURG 2003-5	Thornburg Mortgage Securities Trust 2003-5, Mortgage Loan Pass-Through Certificates, Series 2003-5
THORNBURG 2004-1	Thornburg Mortgage Securities Trust 2004-1, Mortgage Loan Pass-Through Certificates, Series 2004-1
THORNBURG 2004-2	Thornburg Mortgage Securities Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2
THORNBURG 2004-3	Thornburg Mortgage Securities Trust 2004-3, Mortgage Loan Pass-Through Certificates, Series 2004-3
THORNBURG 2004-4	Thornburg Mortgage Securities Trust 2004-4, Mortgage Loan Pass-Through Certificates, Series 2004-4
THORNBURG 2005-1	Thornburg Mortgage Securities Trust 2005-1, Mortgage Loan Pass-Through Certificates, Series 2005-1
THORNBURG 2005-2	Thornburg Mortgage Securities Trust 2005-2, Mortgage Loan Pass-Through Certificates, Series 2005-2
THORNBURG 2005-3	Thornburg Mortgage Securities Trust 2005-3, Mortgage Loan Pass-Through Certificates, Series 2005-3

Appendix A-16

RMBS Master Servicing Platform Transactions
Wells Fargo Deal Identifier	Long Name
THORNBURG 2005-4	Thornburg Mortgage Securities Trust 2005-4, Mortgage Loan Pass-Through Certificates, Series 2005-4
THORNBURG 2006-1	Thornburg Mortgage Securities Trust 2006-1, Mortgage Loan Pass-Through Certificates, Series 2006-1
THORNBURG 2006-2	Thornburg Mortgage Securities Trust 2006-2, Mortgage Loan Pass-Through Certificates, Series 2006-2
THORNBURG 2006-3	Thornburg Mortgage Securities Trust 2006-3, Mortgage Loan Pass-Through Certificates, Series 2006-3
THORNBURG 2006-4	Thornburg Mortgage Securities Trust 2006-4, Mortgage Loan Pass-Through Certificates, Series 2006-4
THORNBURG 2006-5	Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan Pass-Through Certificates, Series 2006-5
THORNBURG 2006-6	Thornburg Mortgage Securities Trust 2006-6, Mortgage Loan Pass-Through Certificates, Series 2006-6
THORNBURG 2007-1	Thornburg Mortgage Securities Trust 2007-1, Mortgage-Backed Notes, Series 2007-1
THORNBURG 2007-2	Thornburg Mortgage Securities Trust 2007-2, Mortgage-Backed Notes, Series 2007-2
THORNBURG 2007-3	Thornburg Mortgage Securities Trust 2007-3, Mortgage-Backed Notes, Series 2007-3
THORNBURG 2007-4	Thornburg Mortgage Securities Trust 2007-4, Mortgage Loan Pass-Through Certificates, Series 2007-4
THORNBURG 2007-5	Thornburg Mortgage Securities Trust 2007-5, Mortgage Loan Pass-Through Certificates, Series 2007-5
THORNBURG 2008-1	Thornburg Mortgage Securities Trust 2008-1, Mortgage Loan Pass-Through Certificates, Series 2008-1
TMS 1988-3	Travelers Mortgage Services, Inc., Mortgage Pass-Through Certificates, ARMs Series 1988-3, Adjustable Pass-Through Rate
TMTS 2005-18ALT	Terwin Mortgage Trust 2005-18ALT Asset-Backed Certificates, TMTS Series 2005-18ALT
WFALT 02-01	Wells Fargo Alternative Loan 2002-1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2002-1
WFALT 2003-1	Wells Fargo Alternative Loan 2003-1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2003-1
WFALT 2005-1	Wells Fargo Alternative Loan 2005-1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2005-1
WFALT 2005-2	Wells Fargo Alternative Loan 2005-2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2
WFALT 2007-PA1	Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1
WFALT 2007-PA2	Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2
WFALT 2007-PA3	Wells Fargo Alternative Loan 2007-PA3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA3
WFALT 2007-PA4	Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4
WFALT 2007-PA5	Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5
WFALT 2007-PA6	Wells Fargo Alternative Loan 2007-PA6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6
WFHET 2004-1	Wells Fargo Home Equity Asset-Backed Securities 2004-1 Trust Home Equity Asset-Backed Certificates, Series 2004-1
WFHET 2004-2	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust Home Equity Asset-Backed Certificates, Series 2004-2
WFHET 2005-4	Wells Fargo Home Equity Asset-Backed Securities 2005-4 Trust Home Equity Asset-Backed Certificates, Series 2005-4
WFHET 2006-1	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust Home Equity Asset-Backed Certificates, Series 2006-1
WFMBS 05-AR14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-AR14
WFMBS 05-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-AR7
WFMBS 06-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR1
WFMBS 06-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR4
WFMBS 06-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR5
WFMBS 2003-I	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-I
WFMBS 2004-J	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-J
WFMBS 2004-K	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-K
WFMBS 2004-U	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-U
WFMBS 2006-20	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-20
WFMBS 2006-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-7
WFMBS 2006-AR11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR11
WFMBS 2006-AR12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates Series 2006-AR12
WFMBS 2006-AR13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR13
WFMBS 2006-AR14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR14
WFMBS 2006-AR15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR15
WFMBS 2006-AR16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR16
WFMBS 2006-AR19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR19
WFMBS 2007-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-15
WFMBS 2007-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-17
WFMBS 2007-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-7
WFMBS 2007-AR10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR10
WFMBS 2007-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR3
WFMBS 2007-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR4
WFMBS 2007-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR5
WFMBS 2007-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR6
WFMBS 2007-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR7
WFMBS 2007-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR8
WFMBS 2007-AR9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR9
WFMBS 2008-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR1
WFMBS 2008-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR2
WFMBS2018-1	Wells Fargo Mortgage Backed Securities 2018-1 Trust Mortgage Pass-Through Certificates
WFMBS2019-1	Wells Fargo Mortgage Backed Securities 2019-1 Trust Mortgage Pass-Through Certificates
WFMBS2019-2	Wells Fargo Mortgage Backed Securities 2019-2 Trust Mortgage Pass-Through Certificates
WFMBS2019-3	Wells Fargo Mortgage Backed Securities 2019-3 Trust Mortgage Pass-Through Certificates
WFMBS2019-4	Wells Fargo Mortgage Backed Securities 2019-4 Trust Mortgage Pass Through Certificates, Series 2019-4
WFMBS2020-1	Wells Fargo Mortgage Backed Securities 2020-1 Trust Mortgage Pass Through Certificates, Series 2020-1
WFMBS2020-2	Wells Fargo Mortgage Backed Securities 2020-2 Trust Mortgage Pass Through Certificates, Series 2020-2
WFMBS2020-3	Wells Fargo Mortgage Backed Securities 2020-3 Trust Mortgage Pass Through Certificates, Series 2020-3
WFMBS2020-4	Wells Fargo Mortgage Backed Securities 2020-4 Trust, Mortgage Pass-Through Certificates, Series 2020-4
WFMBS2020-5	Wells Fargo Mortgage Backed Securities 2020-5 Trust Mortgage Pass-Through Certificates, Series 2020-5
WFMBS2020-RR1	Wells Fargo Mortgage Backed Securities 2020-RR1 Trust, Mortgage Pass-Through Certificates, Series 2020-RR1
WIN2014-1	Winwater Mortgage Loan Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1
WIN20142	Winwater Mortgage Loan Trust 2014-2 Mortgage Pass-Through Certificates, Series 2014-2
WIN2015-1	Winwater Mortgage Loan Trust 2015-1 Mortgage Pass-Through Certificates, Series 2015-1
WIN2015-2	Winwater Mortgage Loan Trust 2015-2 Mortgage Pass-Through Certificates, Series 2015-2
WIN2015-3	Winwater Mortgage Loan Trust 2015-3 Mortgage Pass-Through Certificates, Series 2015-3
WIN2015-4	Winwater Mortgage Loan Trust 2015-4 Mortgage Pass-Through Certificates, Series 2015-4
WIN2015-5	Winwater Mortgage Loan Trust 2015-5 Mortgage Pass-Through Certificates, Series 2015-5
WIN2016-1	Winwater Mortgage Loan Trust 2016-1 Mortgage Pass-Through Certificates, Series 2016-1
WINW2014-3	Winwater Mortgage Loan Trust 2014-3 Mortgage Pass-Through Certificates, Series 2014-3
WMLT 2005-B	Wachovia Mortgage Loan Trust I, LLC, Mortgage Pass-Through Certificates, Series 2005-B
ZUNI 2006-OA1	Zuni Mortgage Loan Trust 2006-OA1 Mortgage Loan Pass-Through Certificates, Series 2006-OA1

Appendix A-17

Schedule A

Material Instance of Noncompliance by the Company

Management’s assessment of compliance with the Applicable Servicing Criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB for the Period, disclosed that a material instance of noncompliance occurred with respect to the servicing criterion set forth in Item 1122(d)(2)(v) as follows.

•

With respect to servicing criterion 1122(d)(2)(v), custodial accounts for certain transactions on the RMBS Master Servicing Platform were not maintained at a federally insured depository institution as set forth in the transaction agreements because they did not satisfy account eligibility requirements.

Servicing Criterion 1122(d)(2)(v) provides as follows:

•

“Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, ‘federally insured depository institution’ with respect to a foreign financial institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.”

Schedule A-1

Schedule B

Management’s Discussion of the Material Instance of Noncompliance

1.	1122(d)(2)(v) – Maintenance of Custodial Accounts:

(a)

The transaction agreements for the RMBS Master Servicing Platform transactions require the institutions maintaining custodial accounts for each transaction to satisfy certain eligibility criteria.  Generally, such eligibility criteria can be satisfied if the institution holding the account either (i) possesses requisite long and/or short-term credit ratings from the specified rating agency(ies) (collectively, the “Requisite Ratings”), or (ii) satisfies one of the other alternative means of establishing account eligibility (collectively, “Alternative Means”).  For the Period, Management has determined that certain custodial accounts held at Wells Fargo for certain transactions in the RMBS Master Servicing Platform were not maintained “as set forth in the transaction agreements” because (i) the Company’s or the Company’s holding company, as applicable, long and/or short-term issuer ratings during the Period were lower than the related Requisite Ratings thresholds for such transactions, and (ii) there was no Alternative Means during the Period to satisfy account eligibility requirements for such transactions.

(b)

In December 2019, for approximately 1,200 transactions that were on the RMBS Master Servicing Platform at the time, the Company sent notices to investors and certain transaction parties, including trustees, for which the Company, at the time, believed there was, or could be, account eligibility noncompliance (the “December 2019 Notice”).  Based on its review, the Company concluded in its 2019 Assessment of Compliance with Applicable Servicing Criteria that the scope of (i.e. number of impacted transactions with) account eligibility noncompliance for the RMBS Master Servicing Platform was significantly lower than indicated by the number of transactions listed on the December 2019 Notice.

(c)

Based on its ongoing review during the Period, Management believes that less than half of the approximately 1,200 RMBS Master Servicing Platform transactions included in the December 2019 Notice had account eligibility noncompliance.  During the Period, in response to questions it received from some trustees for some transactions with account eligibility noncompliance, the Company provided additional information to such trustees.  Based on its continuing review during the Period, the Company identified a small number of additional transactions in its RMBS Master Servicing Platform with account eligibility noncompliance that were not included in the December 2019 Notice.  Where applicable, the Company updated prior information given to the related trustees.  The Company is currently pursuing action to remediate the account eligibility noncompliance for transactions in the RMBS Master Servicing Platform.

(d)

Although the lack of Requisite Ratings or Alternative Means described above resulted in technical noncompliance with the relevant transaction agreements, Management believes that such technical noncompliance does not have a material impact on either (i) the Company’s ability to master service the transactions in accordance with the transaction agreements, or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

Schedule B-1